ANNUAL REPORT

                                [graphic omitted]

                                   Golden Oak
                                 Family of Funds

                                JANUARY 31, 2001

                                 THE ARBOR FUND

                                   Advised by
                                  CITIZENS BANK
                                [graphic omitted]

TABLE OF CONTENTS

Letter to Shareholders ..................................... 2

Managers' Discussions of Fund Performance .................. 4

Report of Independent Accountants ..........................18

Statement of Net Assets ....................................19

Statement of Operations ....................................43

Statement of Changes in Net Assets .........................44

Financial Highlights .......................................46

Notes to Financial Statements ..............................48

Notice to Shareholders .....................................54

Dear Shareholder:

Stock investors will remember the year 2000 for its rough ride. Volatility of stock prices and indexes was unprecedented for the NASDAQ, and was the third highest in the past 60 years for the Dow Industrials and the S&P 500.

[GRAPHICS OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

DJIA Volatility -- Annual average of absolute daily percentage change from 1940-2000. Average from 1940-2000 = 0.61%. Average from 1970-2000 = 0.70%.
S&P 500 Volatility -- Annual average of absolute daily percentage change from 1940-2000. Average from 1940-2000 = 0.60%. Average from 1970-2000 = 0.68%.
NASDAQ Volatility -- Annual average of absolute daily percentage change from 1940-2000. Average from 1940-200 is not available. Average from 1971-2000
= 0.67%.

Even though it FELT like a terrible investment year, more than half the stocks listed on the New York Exchange actually rose for the year. We believe this substantial improvement in market breadth (the number of gainers minus the number of losers) constitutes early base building for the next bull market.

Looking beyond the current weakness in economic data, which has been very favorable for bond performance, the next decade should be -- on average -- very rewarding for investors. Reasons for optimism include:

o Productivity -- The growing application of Internet, wireless and e-Commerce solutions to low-tech companies has produced cost reductions as well as new revenue opportunities throughout the economy. Outsourcing has been a major source of productivity gains as companies focus on their core businesses.

o Innovation -- To compete, businesses of all sizes and types now realize that they must constantly apply productivity improvements in order to survive. This revolutionary cultural change has put downward pressure on pricing, which allows the benefits of innovation to flow to consumers rather than the innovators.

o Technology -- The Internet drove the first phase of the technological revolution. Now wireless communications are likely to have a major financial impact on companies, allowing them to be managed more efficiently on a real-time basis.

o Global Economy -- As global communication improves and trade barriers continue to fall, the living standards of nations rise, creating economic opportunities for companies to experience sustainable growth. Within countries, the pressure to deregulate increases so that companies will not be handicapped in the competitive global economy.

The Federal Reserve has shifted their focus from inflation to the needs of the economy. They have begun to cut rates to boost the confidence of consumers and business people and, hopefully, stock investors. Whether we experience a recession in 2001 or not, we expect that the current correction will be completed during the first half of the year. Positive long-term fundamentals should reassert themselves during the third and fourth quarters.

Our constant commitment to you is to make the Golden Oak funds an important contributor to the success of your financial planning and wealth building. We thank you for your continued support and participation.

                                                     Sincerely,

                                                     /s/signature omitted

                                                     Dana A. Czmer
                                                     Chief Investment Officer
                                                     Citizens Bank

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

                           GOLDEN OAK GROWTH PORTFOLIO

For the fiscal year ending January 31, 2001, the Golden Oak Growth Portfolio's stock selection and risk control enhancements helped mitigate declines in a volatile and challenging market environment. Following five years of strong gains, Institutional Shares outperformed its benchmark for the fiscal year, with Institutional Shares declining 11.4% and Class A Shares falling 11.6%, versus the 13.0% plunge suffered by the Russell 1000 Growth Index.

Sustaining the momentum of 1999's record upturn, U.S. equities rallied to even greater heights during the early part of the first quarter. By early March, however, stock prices began moving lower. For calendar year 2000, the S&P 500 Index retreated 9.1% while the tech-heavy Nasdaq Composite slipped 39.3%, giving back much of the 85.6% surge it posted in 1999. In fact, the Nasdaq's returns were positive for only three months in 2000.

Concerns over the "five Es" characterized the market's performance during the fiscal year: earnings, the economy, energy, the euro, and the election. As corporate earnings decelerated, the economy slowed, energy prices spiked, the euro sagged and the U.S. presidential election dragged on, investor enthusiasm for equities began to wane. In response to deteriorating economic conditions, the U.S. Federal Reserve cut interest rates by 100 basis points (1 percentage point) in January alone, sparking a generally positive reaction by the equities markets.

Reviewing the performance attribution for the Portfolio relative to the Russell 1000 Growth Index for the fiscal year, stock selection in the technology, commercial/industrial, and utilities sectors contributed positively to the Portfolio's performance. Specifically, positions in Check Point Software Technologies*, Texas Instruments* and Siebel Systems* helped support performance. Our investment philosophy and process provide a disciplined and proven approach to large-cap equity investing. In our search for companies benefiting from change in ways that are sustainable and that present timely investment opportunities, we work methodically to ensure that the Portfolio is constantly moving toward areas of strength.

* ALL OR A PORTION OF SECURITY POSITION MAY HAVE BEEN SOLD DURING THE YEAR ENDED JANUARY 31, 2001. A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY INDIVIDUAL SECURITIES.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

-------------------------------------------------------------------------------
                                          ANNUALIZED   ANNUALIZED   ANNUALIZED
                              ONE YEAR      3 YEAR       5 YEAR      INCEPTION
                              RETURN(1)    RETURN(1)    RETURN(1)   TO DATE(1)
-------------------------------------------------------------------------------
 INSTITUTIONAL SHARES          -11.35%      20.75%       22.36%       16.38%
-------------------------------------------------------------------------------
 CLASS A SHARES                -11.58%      20.37%       22.03%       17.54%
-------------------------------------------------------------------------------
 CLASS A SHARES, WITH LOAD(2)  -16.65%      18.03%       20.59%       16.63%
-------------------------------------------------------------------------------


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

   Comparison of change in the value of a $10,000 investment in the Golden Oak
        Growth Portfolio, Institutional Shares, versus the Frank Russell
        1000 Growth Index, and the Lipper Large Cap Growth Classification

            Golden Oak Growth,   Frank Russell 1000     Lipper Large Cap
            Institutional Shares      Growth Index        Growth Classification
 Feb-93           10,000             10,000                  10,000
 Jan-94           11,048             10,820                  11,508
 Jan-95           10,469             11,089                  10,948
 Jan-96           12,439             15,393                  14,754
 Jan-97           15,398             19,625                  18,242
 Jan-98           19,378             24,645                  21,960
 Jan-99           29,451             35,138                  31,647
 Jan-00           38,483             42,124                  39,992
 Jan-01           34,115             36,656                  35,809

        Comparison of change in the value of a $10,000 investment in the
             Golden Oak Growth Portfolio, Class A Shares, versus the
            Frank Russell 1000 Growth Index, and the Lipper Large Cap
                              Growth Classification

            Golden Oak Growth   Frank Russell 1000     Lipper Large Cap
             Class A Shares        Growth Index        Growth Classification
 Jun-93             9,425             10,000                  10,000
 Jan-94            10,519             10,783                  11,074
 Jan-95             9,913             11,050                  10,534
 Jan-96            11,740             15,340                  14,197
 Jan-97            14,506             19,557                  17,553
 Jan-98            18,213             24,560                  21,131
 Jan-99            27,584             35,017                  30,451
 Jan-00            35,923             41,979                  38,481
 Jan-01            31,763             36,530                  34,456

1 FOR THE PERIOD ENDED JANUARY 31, 2001. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING JUNE 18, 1993. INSTITUTIONAL SHARES WERE OFFERED BEGINNING FEBRUARY 1, 1993.
2 PERFORMANCE OF THE CLASS A SHARES REFLECTS THE MAXIMUM FRONT END SALES CHARGE OF 5.75%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

                           GOLDEN OAK VALUE PORTFOLIO

As of January 31, 2001 the Institutional Shares of the Golden Oak Value Portfolio returned 9.4% and the Class A Shares 9.1%, as compared to 13.0% for the Russell 1000 Value benchmark.

During the year 2000, significant shifts in market performance of various investment styles occurred. Large capitalization value investing outperformed large cap growth by over 29% and the S&P 500's market breadth was the widest on record, as 62.2% of the stocks in the S&P 500 outperformed the index. As a result, this environment offered many potential opportunities for active managers.

Superior stock selection was primarily responsible for the return of the Golden Oak Value Portfolio. The sectors in which outperformance versus the Russell 1000 Value Index was most dramatic included consumer cyclicals, consumer staples, healthcare, technology and utilities.

Based on data provided by First Call, as of January 31, 2001 the average stock in the Golden Oak Value Portfolio traded at 19 times estimated 2001 earnings, exceeded consensus earnings estimates by 6.8% in the latest reported quarter, and is estimated to grow earnings per share by 18% over the next twelve months.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

----------------------------------------------------------------------------------------
                                           ANNUALIZED ANNUALIZED  ANNUALIZED ANNUALIZED
                               ONE YEAR      3 YEAR     5 YEAR      10 YEAR   INCEPTION
                               RETURN(1)    RETURN(1)  RETURN(1)   RETURN(1) TO DATE(1)
----------------------------------------------------------------------------------------
 SYNTHETIC INSTITUTIONAL SHARES* 9.36%       10.29%     15.36%      14.50%     11.11%+
----------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES*       9.14%        9.97%     15.00%      14.16%     10.79%+
----------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES,
    WITH LOAD*(2)                2.91%        7.81%     13.64%      13.48%      9.00%+
----------------------------------------------------------------------------------------

                                                         + Actual, not Synthetic

   Comparison of change in the value of a $10,000 investment in the Golden Oak
      Value Portfolio, Synthetic Institutional Shares or Synthetic Class A Shares, versus the Frank Russell 1000 Value Index, and the Lipper Large
                            Cap Value Classification

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

     Golden Oak Value,  Golden Oak Value,    Frank Russell     Lipper Large Cap
    Syn Insti Shares  Syn Class A Shares  1000 Value Index  Value Classification
Jan-91     10,000                9,425             10,000              10,000
Jan-92     11,793               11,089             11,942              12,353
Jan-93     13,189               12,365             13,964              13,504
Jan-94     14,680               13,725             16,670              15,368
Jan-95     14,001               13,058             16,227              15,096
Jan-96     18,954               17,615             22,459              20,213
Jan-97     23,499               21,748             27,777              25,204
Jan-98     28,866               26,641             35,308              30,822
Jan-99     32,512               29,888             41,745              36,900
Jan-00     35,412               32,462             43,005              38,660
Jan-01     38,726               35,429             47,753              41,575


*  SYNTHETIC TOTAL RETURN INFORMATION REPRESENTS THE ACTUAL CLASS PERFORMANCE
   BLENDED WITH COMMON TRUST FUND HISTORICAL DATA ADJUSTED FOR EXPENSES.
1  FOR THE PERIOD ENDED JANUARY 31, 2001.PAST PERFORMANCE OF THE PORTFOLIO IS
   NOT PREDICTIVE OF FUTURE PERFORMANCE.INSTITUTIONAL SHARES AND CLASS A SHARES
   WERE OFFERED BEGINNING JUNE 23, 1997.
2 PERFORMANCE OF THE CLASS A SHARES REFLECTS THE MAXIMUM FRONT END SALES CHARGE of 5.75%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO

Since its inception on April 30, 1999, the Golden Oak Tax-Managed Portfolio's investment objective has been to maximize after-tax returns compared to its benchmark, the S&P 500 Index. The investment process utilized in the management of the Tax-Managed Equity Portfolio is bottom up in nature, focusing on individual stock selection and tax efficiency as the source of portfolio construction. Through quantitative fundamental analysis, the Portfolio is constructed stock by stock, incorporating securities that meet the following criteria:

   o  Accelerating Operating Earnings
   o  Rising Investor Expectations
   o  Fundamental Quality (Cash Flow)
   o  Positive Price Behavior

For the fiscal year through January 31, 2001, the Portfolio underperformed the S&P 500, with Class A Shares declining 12.5% and Institutional Shares falling 12.2% versus the benchmark's 0.9% negative return. Reviewing the performance attribution for the Portfolio relative to the S&P 500 since the inception of the Portfolio, the technology, insurance services and utilities sectors contributed to overall performance. Key holdings within these groups include Siebel Systems*, AFLAC Inc*. and Calpine Corp*.

Amid changing conditions and ongoing volatility in the market, selectivity remains key to finding attractive companies. We continue to identify attractive companies in various sectors of the market by applying our bottom-up stock selection process. As we look ahead to the remainder of 2001, we believe that an environment of slowing growth should be conducive to our investment philosophy and process as investors place a premium on those companies with accelerating earnings and strong fundamentals.

* ALL OR A PORTION OF SECURITY POSITION MAY HAVE BEEN SOLD DURING THE YEAR ENDED JANUARY 31, 2001. A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY INDIVIDUAL SECURITIES.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

------------------------------------------------------------------------------------------
                                            ANNUALIZED ANNUALIZED  ANNUALIZED  ANNUALIZED
                                ONE YEAR      3 YEAR     5 YEAR      10 YEAR    INCEPTION
                                RETURN(1)    RETURN(1)  RETURN(1)   RETURN(1)  TO DATE(1)
------------------------------------------------------------------------------------------
 SYNTHETIC INSTITUTIONAL SHARES* -12.22%       6.45%     12.92%      13.87%     -5.56%+
------------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES*       -12.49%       6.10%     12.58%      13.54%     -5.87%+
------------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES,
    WITH LOAD*(2)                -17.49%       4.02%     11.25%      12.89%     -9.00%+
------------------------------------------------------------------------------------------

                                                         + Actual, not Synthetic

   Comparison of change in the value of a $10,000 investment in the Golden Oak Tax-Managed Equity Portfolio, Synthetic Institutional Shares or Synthetic Class
                  A Shares, versus the S&P 500 Composite Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          Tax Managed Equity    Tax Managed Equity,
           Syn Insti Shares     Synthetic Cl A Shares    S&P 500 Composite Index
Jan-91           10,000                9,425                    10,000
Jan-92           12,035               11,304                    12,270
Jan-93           13,442               12,605                    13,567
Jan-94           14,813               13,874                    15,308
Jan-95           14,777               13,778                    15,389
Jan-96           19,964               18,557                    21,332
Jan-97           24,995               23,193                    26,948
Jan-98           30,392               28,091                    34,198
Jan-99           39,224               36,151                    45,315
Jan-00           41,757               38,345                    50,005
Jan-01           36,655               33,556                    49,555

* SYNTHETIC TOTAL RETURN INFORMATION REPRESENTS THE ACTUAL CLASS PERFORMANCE BLENDED WITH COMMON TRUST FUND HISTORICAL DATA ADJUSTED FOR EXPENSES.
1 FOR THE PERIOD ENDED JANUARY 31, 2001. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL SHARES AND CLASS A SHARES WERE OFFERED BEGINNING APRIL 30, 1999.
2 PERFORMANCE OF THE CLASS A SHARES REFLECTS THE MAXIMUM FRONT END SALES CHARGE OF 5.75%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

                      GOLDEN OAK SMALL CAP VALUE PORTFOLIO

As of January 31, 2001 the Institutional Shares of the Golden Oak Small Cap Value Portfolio returned 39.3% and the Class A Shares 38.9%, as compared to 29.6% for the Russell 2000 Value benchmark.

The year 2000 proved to be very attractive for active value managers, as the returns for small capitalization stocks outpaced large cap performance (Russell 2000 at -3.0% versus S&P 500 at -9.1%), and the value style of investing in small cap companies provided much higher returns in comparison to growth stocks (Russell 2000 Value at 22.8% versus Russell 2000 Growth at -22.4%).

Stock selection contributed very significantly to the performance of the Small Cap Value Portfolio, particularly in the basic materials, capital goods, finance and transportation sectors. The portfolio's returns reflect a disciplined value approach that focuses on steady free cash flow, low total debt and low price relative to cash flow.

Based on data provided by First Call, as of January 31, 2001 the average stock in the Golden Oak Small Cap Value Portfolio traded at 13 times estimated 2001 earnings, 9 times estimated 2001 cash flow and is estimated to grow earnings per share by 15% over the next twelve months.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

-------------------------------------------------------
                                           ANNUALIZED
                               ONE YEAR     INCEPTION
                               RETURN(1)   TO DATE (1)
-------------------------------------------------------
 INSTITUTIONAL SHARES           39.30%       22.50%
-------------------------------------------------------
 CLASS A SHARES                 38.88%       22.16%
-------------------------------------------------------
 CLASS A SHARES, WITH LOAD(2)   30.92%       17.16%
-------------------------------------------------------

     Comparison of change in the value of a $10,000 investment in the Golden Oak Small Cap Value Portfolio, Institutional Shares or Class A Shares,
       versus the Russell 2000 Value Index, and the Lipper Small Cap Value
                                 Classification

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Golden Oak Small     Golden Oak Small    Russell 2000       Lipper Small Cap
       Cap Value Inst Shares  Cap Value Class A    Value Index   Value Classification
 Jan-99      10,000                 9,425            10,000            10,000
 Jan-00       9,893                 9,319             9,887            10,260
 Jan-01      13,781                12,942            12,814            13,090

1  FOR THE PERIOD ENDED JANUARY 31, 2001. PAST PERFORMANCE OF THE PORTFOLIO IS
   NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL SHARES AND CLASS A SHARES
   WERE OFFERED BEGINNING SEPTEMBER 1, 1999.
2  PERFORMANCE OF THE CLASS A SHARES REFLECTS THE MAXIMUM FRONT END SALES CHARGE
   OF 5.75%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

                    GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO

From its inception in July 2000 to the end of the fiscal year on January 31, 2001, the Institutional Shares of the Golden Oak International Equity Portfolio fell by 10.7%, but comfortably outperformed its benchmark, the MSCI EAFE Index, which fell by 12.1% over the same period.

At the end of the period under review, the Portfolio was modestly overweight in European equities, while being underweight in Japan and the Pacific Basin region. There was a modest exposure (5%) to non-index countries, including Canada, Latin America and South Africa while smaller capitalization issues accounted for about 15% of the portfolio.

On a sectorial basis, the Portfolio was overweighted in the industrials as of year end, seeking out stocks which had been left behind during the technology bubble but whose prospects will not be impaired too adversely as the U.S. and global economies cool. The largest underweight in the Portfolio relative to the benchmark was in the financial sector, where so-called defensive stocks have recently been bid up strongly. We believe these stocks could be among the first to feel the impact of an economic slowdown, particularly in the areas of investment banking and credit finance.

The relative outperformance since the inception of the Portfolio was in part due to the decision to be underweight in the Asian and Japanese markets during the second half of the year as they succumbed to worries over the potential U.S. slowdown. The Portfolio also benefited from a currency hedge out of Japanese yen back into U.S. dollars during the last two months of the fiscal year. During that period the yen fell by about 10% and the hedge position has now been closed at a profit.

In addition, the Portfolio was positioned correctly ahead of the bursting of the technology bubble. Although international technology stocks did not fall quite as far or as fast as the NASDAQ market did from its peak, these stocks were under heavy pressure in the final quarter of the year, when the Portfolio was underweight in this sector. On the other hand, the telecom services sector was a severe underperformer for most of the year as investors worried about how those companies would pay for the development of the next generation of the wireless spectrum. The Portfolio was very light in this sector through December of 2000 when the extent to which stock prices had fallen caused investors to re-evaluate the sector. The Portfolio has since moved to an overweight position in this area and has benefited somewhat from a `January effect' in which we have seen a strong bounce in the valuation of telecom stocks.

As of the fiscal year-end, exposure to the technology, telecom and media (TMT) sectors was essentially market neutral. While we believe the markets in the year ahead are likely to be more balanced, with no one sector dominating the markets in terms of performance either on the upside or the downside, we do, however, anticipate that the recent market volatility is likely to continue in the short-term.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

--------------------------------------------
                                 CUMULATIVE
                                  INCEPTION
                                 TO DATE (1)
--------------------------------------------
 INSTITUTIONAL SHARES             -10.68%
--------------------------------------------
 CLASS A SHARES                   -10.90%
--------------------------------------------
 CLASS A SHARES, WITH LOAD(2)     -16.02%
--------------------------------------------

     Comparison of change in the value of a $10,000 investment in the Golden
       Oak International Equity Portfolio, Institutional Shares or Class A
        Shares, versus the Morgan Stanley MSCI EAFE Index, and the Lipper
                             International Objective

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                                        Lipper
         Golden Oak Int'l     Golden Oak Int'l   Morgan Stanley    International
         Equity Insti Shares Equity, Cl A Shares MSCI EAFE Index     Objective
 Jul-00        10,000             9,425            10,000            10,000
 Jan-01         9,304             8,748             9,341             9,171

1 FOR THE PERIOD ENDED JANUARY 31, 2001. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL SHARES AND CLASS A SHARES WERE OFFERED BEGINNING JULY 10, 2000.
2 PERFORMANCE OF THE CLASS A SHARES REFLECTS THE MAXIMUM FRONT END SALES CHARGE OF 5.75%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

                  GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO

It was a great year for investment grade U.S. fixed income markets. A growing federal budget surplus and a slowing economy were the primary drivers for lower interest rates and excellent bond returns. Part of the budget surplus was appropriated to buy back treasury bonds, resulting in supply imbalances and higher prices for treasuries. In addition, the Federal Reserve's six rate hikes began to reverse the "irrational exuberance" in the marketplace causing the economy to slow and interest rates to fall.

Government bonds were the main beneficiary of these actions returning 13.4% for the year. Mortgage-backed bonds followed with 11.3% and corporate bonds returned 9.1%. Longer duration portfolios outperformed shorter duration portfolios.

The Portfolio's Institutional Shares 12 month return was 12.8% versus 13.8% for its benchmark, the Lehman Brothers U.S. Government/Credit Index. On average, the Portfolio's duration was moderately longer than the benchmark, which helped performance. However, it was over weighted in corporate bonds, versus the benchmark, which was the main reason for underperformance. Looking ahead, the overweighting in corporate bonds will be maintained as interest rate levels stabilize and price appreciation becomes less a factor for performance than yield. Portfolio duration started the new year neutral to the benchmark.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

--------------------------------------------------------------------------------
                                          ANNUALIZED   ANNUALIZED    ANNUALIZED
                              ONE YEAR      3 YEAR       5 YEAR       INCEPTION
                              RETURN(1)    RETURN(1)    RETURN(1)    TO DATE(1)
--------------------------------------------------------------------------------
 INSTITUTIONAL SHARES          12.81%        5.53%        5.38%         5.57%
--------------------------------------------------------------------------------
 CLASS A SHARES                12.42%        5.23%        5.09%         5.22%
--------------------------------------------------------------------------------
 CLASS A SHARES, WITH LOAD(2)   7.37%        3.64%        4.12%         4.59%
--------------------------------------------------------------------------------

     Comparison of change in the value of a $10,000 investment in the Golden
      Oak Intermediate-Term Income Portfolio, Institutional Shares, versus the Lehman Brothers U.S. Government/Credit Index, and the Lipper
                  Intermediate Investment-Grade Debt Objective

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 Golden Oak         Lehman Brothers     Lipper Intermediate
             Intermediate-Term       U.S. Government/    Investment-Grade
            Income Insti Shares      Credit Index          Debt Objective
 Feb-93            10,000                 10,000                10,000
 Jan-94            10,569                 10,807                10,752
 Jan-95            10,399                 10,471                10,407
 Jan-96            11,733                 12,327                12,068
 Jan-97            12,004                 12,621                12,408
 Jan-98            12,972                 14,031                13,628
 Jan-99            14,088                 15,253                14,576
 Jan-00            13,515                 14,815                14,262
 Jan-01            15,246                 16,852                15,973

   Comparison of change in the value of a $10,000 investment in the Golden Oak
     Intermediate-Term Income Portfolio, Class A Shares without load, versus the Lehman Brothers U.S. Government/Credit Index, and the Lipper
                  Intermediate Investment-Grade Debt Objective

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    Golden Oak       Lehman Brothers    Lipper Intermediate
                Intermediate-Term    U.S. Government/     Investment-Grade
               Income Cl A Shares    Credit Index       Debt Objective
 Jun-93               9,550               10,000                10,000
 Jan-94               9,860               10,456                10,425
 Jan-95               9,678               10,131                10,091
 Jan-96              10,891               11,926                11,701
 Jan-97              11,114               12,211                12,031
 Jan-98              11,979               13,575                13,214
 Jan-99              12,965               14,758                14,133
 Jan-00              12,418               14,334                13,828
 Jan-01              13,960               16,305                15,487

1 FOR THE PERIOD ENDED JANUARY 31, 2001. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING JUNE 18, 1993. INSTITUTIONAL SHARES WERE OFFERED BEGINNING FEBRUARY 1, 1993.
2 PERFORMANCE OF THE CLASS A SHARES REFLECTS THE MAXIMUM FRONT END SALES CHARGE OF 4.50%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

                   GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO

For the 12-month period ended January 31, 2001, Institutional Shares of the Golden Oak Michigan Tax Free Bond Portfolio had a total return of 9.3% as compared to the Merrill Lynch 1-12 Year Municipal Bond Index's (the "Index") 11.7% total return. The SEC 30 day yield for Institutional Shares as of January 31, 2001 was 3.8%. Class A Shares had a total return of 9.2% for the same period and an SEC 30 day yield of 3.4% on January 31, 2001.

For the fourth quarter of 2000, the Institutional Shares return was 3.1% versus a return of 3.7% for the Index. The Class A Shares returned 3.0% for this period.

During 2000 the average duration of the Portfolio was increased by over 9% in the second half of the year. The Index duration increased by less than 3% in the same time period. As a result, the Portfolio's duration increased from 87% of the Index's duration in the first half of 2000 to 92% during the second half. Michigan municipal rates increased until mid May. Rates declined for the remainder of the year as the economic outlook began to sour. The performance benefited from the extension in duration.

The outlook is for the Fed to continue their rate cuts until they are satisfied that the economy is back on track. The question of tax cuts further clouds the picture in the Municipal fixed income sector. The probability that the AMT won't be corrected will keep municipals favorable for individuals in the higher tax brackets. In this environment the intention is to maintain or slightly extend duration until the Fed is finished easing.

The Institutional Shares received a 5-Star Morningstar Rating(TM) and the Class A Shares received a 4-Star Morningstar Rating(TM) out of 1722 Domestic Municipal Funds for the three-year period ending December 31, 2000.

FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) METRIC EACH MONTH BY SUBTRACTING THE RETURN ON A 90-DAY U.S. TREASURY BILL FROM THE FUND'S LOAD ADJUSTED RETURN FOR THE SAME PERIOD, AND THEN ADJUSTING THIS EXCESS RETURN FOR RISK. THE TOP 10% OF FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS AND THE BOTTOM 10% RECEIVE 1 STAR. THE OVERALL MORNINGSTAR RATING(TM) FOR A FUND IS DERIVED FROM A WEIGHTED AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-YEAR MORNINGSTAR RATING(TM) METRICS. EACH FUND IS RATED EXCLUSIVELY AGAINST U.S.-DOMICILED TAX FREE BOND FUNDS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2001

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

----------------------------------------------------------------------------------------
                                           ANNUALIZED ANNUALIZED  ANNUALIZED ANNUALIZED
                               ONE YEAR      3 YEAR     5 YEAR      10 YEAR   INCEPTION
                               RETURN(1)    RETURN(1)  RETURN(1)   RETURN(1) TO DATE(1)
----------------------------------------------------------------------------------------
 SYNTHETIC INSTITUTIONAL SHARES* 9.29%        4.19%      4.52%       5.70%     4.97%+
----------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES*       9.19%        4.00%      4.32%       5.44%     4.80%+
----------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES,
    WITH LOAD*(2)                4.25%        2.43%      3.36%       4.95%     3.47%+
----------------------------------------------------------------------------------------

                                                         + Actual, not Synthetic

   Comparison of change in the value of a $10,000 investment in the Golden Oak Michigan Tax Free Bond Portfolio, Synthetic Institutional Shares or Synthetic Class A Shares, versus the Merrill 1-12 Year Municipal Index, and the Lipper
                      Michigan Municipal Debt Funds Average

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

       Michigan, Synthetic I    Michigan, Synthetic A        Merrill    Lipper
Jan-91        10,000                     9,550                10,000    10,000
Jan-92        10,986                    10,456                10,978    11,066
Jan-93        11,771                    11,182                11,884    12,209
Jan-94        12,897                    12,200                13,010    13,743
Jan-95        12,562                    11,855                12,740    13,123
Jan-96        13,950                    13,124                14,409    14,957
Jan-97        14,329                    13,443                14,942    15,355
Jan-98        15,384                    14,414                16,174    16,832
Jan-99        16,214                    15,159                17,282    17,756
Jan-00        15,924                    14,851                16,985    16,675
Jan-01        17,403                    16,216                18,965    18,776


* SYNTHETIC TOTAL RETURN INFORMATION REPRESENTS THE ACTUAL CLASS PERFORMANCE BLENDED WITH COMMON TRUST FUND HISTORICAL DATA ADJUSTED FOR EXPENSES.
1 FOR THE PERIOD ENDED JANUARY 31, 2001. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL SHARES AND CLASS A SHARES WERE OFFERED BEGINNING JUNE 23, 1997.
2 PERFORMANCE OF THE CLASS A SHARES REFLECTS THE MAXIMUM FRONT END SALES CHARGE OF 4.50%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Golden Oak Growth Portfolio, the Golden Oak Value Portfolio, the Golden Oak Tax-Managed Equity Portfolio, the Golden Oak Small Cap Value Portfolio, the Golden Oak International Equity Portfolio, the Golden Oak Intermediate-Term Income Portfolio, the Golden Oak Michigan Tax Free Bond Portfolio and the Golden Oak Prime Obligation Money Market Portfolio (constituting separately managed portfolios of The Arbor Fund, hereafter referred to as the "Trust") at January 31, 2001, the results of each of their operations for the year or period then ended, the changes in each of their net assets for the year ended January 31, 2000 and the period ended January 31, 2001, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, PA
March 14, 2001

STATEMENT OF NET ASSETS                               GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

GROWTH                                          Value
PORTFOLIO                            Shares     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.1%
AEROSPACE/DEFENSE -- 1.3%
Boeing                              8,000    $   468
General Dynamics                    8,400        596
--------------------------------------------------------------------------------
        Total Aerospace/Defense                1,064
--------------------------------------------------------------------------------
BROADCASTING, NEWSPAPERS AND ADVERTISING -- 0.5%
TMP Worldwide*                      6,700        422
--------------------------------------------------------------------------------
        Total Broadcasting, Newspapers
           and Advertising                       422
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION -- 0.6%
Dycom Industries*                  25,400        539
--------------------------------------------------------------------------------
        Total Building & Construction            539
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.7%
Paychex                            31,200      1,408
--------------------------------------------------------------------------------
        Total Commercial Services              1,408
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 5.9%
Comverse Technology*                9,200      1,042
Corning                            34,400      1,951
Juniper Networks*                   9,700      1,028
Network Appliance*                 17,500        938
--------------------------------------------------------------------------------
        Total Communications
           Equipment                           4,959
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 14.5%
Adobe Systems                      10,300        450
BEA Systems*                       31,300      2,064
Brocade Communications System*     15,600      1,409
Check Point Software Technologies* 14,000      2,135
I2 Technologies*                   14,200        719
Microsoft*                         12,800        782
Oracle*                            78,200      2,278
Siebel Systems*                    20,200      1,339
Veritas Software*                  11,425      1,084
--------------------------------------------------------------------------------
        Total Computer Software               12,260
--------------------------------------------------------------------------------
COMPUTERS & SERVICES -- 10.2%
CDW Computer Centers*              10,700        423
Cisco Systems*                     61,800      2,314
EMC-Mass*                          38,600      2,933
Sandisk*                           22,800        728
Sun Microsystems*                  72,900      2,228
--------------------------------------------------------------------------------
        Total Computers & Services             8,626
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 8.3%
General Electric                  124,200      5,713
Tyco International Ltd.            20,700      1,275
--------------------------------------------------------------------------------
        Total Diversified Manufacturing        6,988
--------------------------------------------------------------------------------
ELECTRICAL SUPPLIES -- 1.2%
Power-One*                          8,800        414
Vishay Intertechnology*            28,700        626
--------------------------------------------------------------------------------
        Total Electrical Supplies              1,040
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.7%
Citigroup                          30,633      1,715
Fannie Mae                          9,500        705
Federated Investors, Cl B          15,300        444
MBNA                               30,700      1,111
--------------------------------------------------------------------------------
        Total Financial Services               3,975
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 2.0%
PepsiCo                             7,100        313
Quaker Oats                        14,900      1,415
--------------------------------------------------------------------------------
        Total Food, Beverage &
           Tobacco                             1,728
--------------------------------------------------------------------------------
GAS/NATURAL GAS -- 2.8%
Dynegy, Cl A                       39,000      1,899
Enron                               5,900        472
--------------------------------------------------------------------------------
        Total Gas/Natural Gas                  2,371
--------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 0.6%
Cardinal Health                     5,500        524
--------------------------------------------------------------------------------
        Total Healthcare Services                524
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

GROWTH                                          Value
PORTFOLIO(continued)                 Shares     (000)
--------------------------------------------------------------------------------
MEASURING DEVICES -- 0.6%
Newport                             6,200    $   506
--------------------------------------------------------------------------------
        Total Measuring Devices                  506
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL -- 1.2%
Protein Design Labs*               13,500        998
--------------------------------------------------------------------------------
        Total Medical-Biomedical                 998
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 1.9%
Johnson & Johnson                  17,200      1,602
--------------------------------------------------------------------------------
        Total Medical Products & Services      1,602
--------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES -- 1.1%
First Data                          4,000        243
Fiserv*                            13,700        710
--------------------------------------------------------------------------------
        Total Miscellaneous Business Services    953
--------------------------------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES -- 1.3%
Robert Half International*         40,900      1,094
--------------------------------------------------------------------------------
        Total Miscellaneous Consumer Services  1,094
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.8%
AOL Time Warner*                    9,400        494
Walt Disney                        61,700      1,879
--------------------------------------------------------------------------------
        Total Multimedia                       2,373
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 0.7%
Occidental Petroleum               26,700        606
--------------------------------------------------------------------------------
        Total Petroleum & Fuel
           Products                              606
--------------------------------------------------------------------------------
PETROLEUM REFINING -- 1.3%
Phillips Petroleum                 18,400      1,079
--------------------------------------------------------------------------------
        Total Petroleum Refining               1,079
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 11.1%
Allergan                           23,600      1,929
Eli Lilly                          10,700        843
Forest Laboratories*               22,200      1,486
IVAX*                              19,000        659
Merck                              24,100      1,981
Pfizer                             56,350      2,544
--------------------------------------------------------------------------------
        Total Pharmaceuticals                  9,442
--------------------------------------------------------------------------------
RETAIL -- 4.9%
CVS                                15,600        924
Kohl's*                            25,400      1,803
Tiffany                            27,000      1,012
Wal-Mart Stores                     7,600        432
--------------------------------------------------------------------------------
        Total Retail                           4,171
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 13.5%
Advanced Micro Devices*            45,200      1,112
Analog Devices*                    35,800      2,241
Integrated Device Technology*      20,700      1,013
Intel                              20,500        758
International Rectifier*           31,500      1,700
JDS Uniphase*                      33,100      1,814
PerkinElmer                         4,900        478
PMC-Sierra*                         9,700        733
STMicroelectronics                 34,500      1,629
--------------------------------------------------------------------------------
        Total Semi-Conductors/
           Instruments                        11,478
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 0.7%
BellSouth                          14,900        628
--------------------------------------------------------------------------------
        Total Telephones &
           Telecommunications                    628
--------------------------------------------------------------------------------
WHOLESALE -- 0.7%
Sysco                              23,400        630
--------------------------------------------------------------------------------
        Total Wholesale                          630
--------------------------------------------------------------------------------
        Total Common Stocks
           (Cost $80,625)                     81,464
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                      Face
GROWTH                               Amount     Value
PORTFOLIO(concluded)                  (000)     (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
Morgan Stanley (A)
    5.630%, dated 01/31/01, matures
    02/01/01, repurchase price $3,232,772
    (collateralized by U.S. Treasury
    Bills, total market value:
    $3,297,089)                    $3,232   $  3,232
--------------------------------------------------------------------------------
        Total Repurchase Agreement
           (Cost $3,232)                       3,232
--------------------------------------------------------------------------------
        Total Investments -- 99.9%
           (Cost $83,857)                     84,696
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%         72
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
     (unlimited authorization -- no par value)
    based on 5,607,157 outstanding
    shares of beneficial interest             67,771
Portfolio Shares of Class A Shares (unlimited
    authorization -- no par value)
    based on 949,602 outstanding
    shares of beneficial interest             14,894
Accumulated net realized gain on investments   1,264
Net unrealized appreciation on investments       839
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                   $84,768
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares   $12.99
Net Asset Value and Redemption
    Price Per Share -- Class A Shares         $12.58
Maximum Offering Price per Share --
    Class A  Shares ($12.58 / 94.25%)         $13.35
--------------------------------------------------------------------------------
* Non-income producing security
(A) Tri-Party Repurchase Agreement
Cl -- Class
Ltd. -- Limited

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

VALUE                                         Value
PORTFOLIO                          Shares     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%
AEROSPACE/DEFENSE -- 4.6%
General Dynamics                   14,000    $   994
United Technologies                45,000      3,374
--------------------------------------------------------------------------------
        Total Aerospace/Defense                4,368
--------------------------------------------------------------------------------
AUTOMOTIVE -- 1.2%
General Motors                     21,100      1,133
--------------------------------------------------------------------------------
        Total Automotive                       1,133
--------------------------------------------------------------------------------
BANKS -- 9.1%
Comerica                           27,000      1,628
First Union                        14,300        485
FleetBoston Financial              35,000      1,517
Golden West Financial              27,000      1,446
Mellon Financial                   33,140      1,544
Washington Mutual                  20,000        965
Wells Fargo                        21,800      1,123
--------------------------------------------------------------------------------
        Total Banks                            8,708
--------------------------------------------------------------------------------
CHEMICALS -- 1.6%
Dow Chemical                       25,000        857
Potash of Saskatchewan             10,000        679
--------------------------------------------------------------------------------
        Total Chemicals                        1,536
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 6.1%
3Com*                             145,000      1,559
Cabletron Systems*                 52,500      1,081
Motorola                           75,000      1,711
Scientific-Atlanta                 25,000      1,500
--------------------------------------------------------------------------------
        Total Communications
           Equipment                           5,851
--------------------------------------------------------------------------------
COMPUTERS & SERVICES -- 3.7%
Compaq Computer                    78,500      1,861
International Business Machines     9,000      1,008
Lexmark International*             12,400        713
--------------------------------------------------------------------------------
        Total Computers & Services             3,582
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 5.6%
Gillette                           40,000      1,265
Kimberly-Clark                     36,000      2,331
Procter & Gamble                   25,000      1,796
--------------------------------------------------------------------------------
        Total Cosmetics & Toiletries           5,392
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.1%
General Electric                   23,000      1,058
--------------------------------------------------------------------------------
        Total Diversified Manufacturing        1,058
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES/SERVICES -- 2.3%
Duke Energy                        22,000        804
Exelon                             22,500      1,361
--------------------------------------------------------------------------------
        Total Electrical Utilities/Services    2,165
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.3%
Bear Stearns Companies              8,600        531
Citigroup                          56,833      3,181
Freddie Mac                        18,000      1,098
Lehman Brothers Holdings           27,000      2,222
--------------------------------------------------------------------------------
        Total Financial Services               7,032
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 3.2%
Anheuser-Busch                     18,700        811
Campbell Soup                      47,100      1,550
Philip Morris                      15,500        682
--------------------------------------------------------------------------------
        Total Food, Beverage &
           Tobacco                             3,043
--------------------------------------------------------------------------------
GAS/NATURAL GAS -- 2.4%
EL Paso Energy                     14,000        881
Williams                           36,000      1,409
--------------------------------------------------------------------------------
        Total Gas/Natural Gas                  2,290
--------------------------------------------------------------------------------
INSURANCE -- 6.5%
ACE Ltd.                           36,300      1,343
American International Group       20,625      1,754
Cigna                              17,000      1,890
Jefferson-Pilot                    19,000      1,256
--------------------------------------------------------------------------------
        Total Insurance                        6,243
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                    Shares/
VALUE                            Face Amount  Value
PORTFOLIO (continued)               (000)     (000)
--------------------------------------------------------------------------------
MEASURING DEVICES -- 2.7%
Agilent Technologies*              36,000    $ 1,964
Kla-Tencor*                        14,400        661
--------------------------------------------------------------------------------
        Total Measuring Devices                2,625
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 5.6%
Hillenbrand Industries             15,300        724
Johnson & Johnson                  27,000      2,514
Tenet Healthcare*                  50,000      2,181
--------------------------------------------------------------------------------
        Total Medical Products &
           Services                            5,419
--------------------------------------------------------------------------------
METALS & METAL INDUSTRIES -- 0.8%
Alcoa                              20,000        735
--------------------------------------------------------------------------------
        Total Metals & Metal Industries          735
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS -- 0.6%
International Paper                15,000        580
--------------------------------------------------------------------------------
        Total Paper & Paper Products             580
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 2.4%
Global Marine*                     24,500        704
Tidewater                          33,000      1,579
--------------------------------------------------------------------------------
        Total Petroleum & Fuel Products        2,283
--------------------------------------------------------------------------------
PETROLEUM REFINING -- 6.7%
Chevron                            12,000        999
Exxon Mobil                        39,482      3,322
Texaco                             34,500      2,118
--------------------------------------------------------------------------------
        Total Petroleum Refining               6,439
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.1%
Bristol-Myers Squibb                8,000        495
Merck                              19,000      1,561
--------------------------------------------------------------------------------
        Total Pharmaceuticals                  2,056
--------------------------------------------------------------------------------
RAILROADS -- 2.6%
Canadian Pacific Ltd.              80,000      2,478
--------------------------------------------------------------------------------
        Total Railroads                        2,478
--------------------------------------------------------------------------------
RETAIL -- 7.0%
Abercrombie & Fitch, Cl A*         38,100      1,136
Kroger*                            90,000      2,209
RadioShack                         19,000      1,046
Target                             19,500        741
Toys 'R' US*                       58,500      1,544
--------------------------------------------------------------------------------
        Total Retail                           6,676
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 4.2%
Intel                              65,000      2,405
PerkinElmer                         8,200        799
Thermo Electron*                   26,700        792
--------------------------------------------------------------------------------
        Total Semi-Conductors/Instruments      3,996
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 9.4%
BellSouth                          17,500        738
Broadwing*                        108,000      3,033
SBC Communications                 45,000      2,176
Sprint (PCS Group)*                 2,000         61
Telefonos de Mexico ADR            12,500        678
Verizon Communications             41,500      2,280
--------------------------------------------------------------------------------
        Total Telephones & Telecommunications  8,966
--------------------------------------------------------------------------------
        Total Common Stocks
           (Cost $83,614)                     94,654
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
Morgan Stanley (A)
    5.750%, dated 01/31/01, matures
    02/01/01, repurchase price
    $2,095,081 (collateralized
    by U.S. Treasury
    Notes, total market
    value: $2,167,399)             $2,095      2,095
--------------------------------------------------------------------------------
        Total Repurchase Agreement
           (Cost $2,095)                       2,095
--------------------------------------------------------------------------------
        Total Investments -- 101.0%
           (Cost $85,709)                     96,749
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (1.0%)     (950)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

VALUE                                         Value
PORTFOLIO (concluded)                         (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization --
    no par value)
    based on 9,184,177 outstanding
    shares of beneficial interest            $72,936
Portfolio Shares of Class A Shares
    (unlimited authorization --
    no par value)
    based on 893,739 outstanding
    shares of beneficial interest              8,784
Undistributed net investment income               14
Accumulated net realized gain on investments   3,025
Net unrealized appreciation on investments    11,040
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                   $95,799
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $9.51
Net Asset Value and Redemption
    Price Per Share -- Class A Shares          $9.47
Maximum Offering Price per Share --
    Class A Shares ($9.47 / 94.25%)           $10.05
--------------------------------------------------------------------------------
* Non-income producing security
(A) Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class
Ltd. -- Limited

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

TAX-MANAGED EQUITY                            Value
PORTFOLIO                          Shares     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.1%
AEROSPACE/DEFENSE -- 6.4%
United Technologies                21,600    $ 1,620
--------------------------------------------------------------------------------
        Total Aerospace/Defense                1,620
--------------------------------------------------------------------------------
BANKS -- 3.5%
Comerica                            4,600        277
First Union                        17,800        604
--------------------------------------------------------------------------------
        Total Banks                              881
--------------------------------------------------------------------------------
CHEMICALS -- 0.9%
Air Products & Chemicals            5,888        222
--------------------------------------------------------------------------------
        Total Chemicals                          222
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.1%
Comverse Technology*                4,600        521
--------------------------------------------------------------------------------
        Total Communications
           Equipment                             521
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 11.5%
Ariba*                              6,200        231
Microsoft*                         25,088      1,532
Siebel Systems*                    17,400      1,154
--------------------------------------------------------------------------------
        Total Computer Software                2,917
--------------------------------------------------------------------------------
COMPUTERS & SERVICES -- 2.6%
EMC-Mass*                           8,800        669
--------------------------------------------------------------------------------
        Total Computers & Services               669
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 6.4%
Kimberly-Clark                     25,100      1,625
--------------------------------------------------------------------------------
        Total Cosmetics & Toiletries           1,625
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 6.5%
General Electric                   35,800      1,647
--------------------------------------------------------------------------------
        Total Diversified Manufacturing        1,647
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES/SERVICES -- 0.7%
Calpine*                            4,500        180
--------------------------------------------------------------------------------
        Total Electrical Utilities/Services      180
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.2%
Citigroup                           5,266        295
--------------------------------------------------------------------------------
        Total Financial Services                 295
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 0.7%
Pepsi Bottling Group                4,600        179
--------------------------------------------------------------------------------
        Total Food, Beverage &
           Tobacco                               179
--------------------------------------------------------------------------------
INSURANCE -- 7.5%
AFLAC                              21,900      1,292
Cincinnati Financial               16,697        594
--------------------------------------------------------------------------------
        Total Insurance                        1,886
--------------------------------------------------------------------------------
MACHINERY -- 1.7%
Caterpillar                         9,500        420
--------------------------------------------------------------------------------
        Total Machinery                          420
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 6.5%
Medtronic                          30,450      1,644
--------------------------------------------------------------------------------
        Total Medical Products & Services      1,644
--------------------------------------------------------------------------------
MULTIMEDIA -- 11.0%
Gannett                            24,900      1,579
Walt Disney                        39,400      1,200
--------------------------------------------------------------------------------
        Total Multimedia                       2,779
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 0.6%
EOG Resources                       3,700        162
--------------------------------------------------------------------------------
        Total Petroleum & Fuel Products          162
--------------------------------------------------------------------------------
PETROLEUM REFINING -- 3.8%
BP Amoco ADR                       14,494        746
Phillips Petroleum                  3,500        205
--------------------------------------------------------------------------------
        Total Petroleum Refining                 951
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

TAX-MANAGED EQUITY                             Value
PORTFOLIO(concluded)              Shares       (000)
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.4%
Abbott Laboratories                23,100    $ 1,036
Allergan                            3,200        262
Alza*                               6,300        261
Forest Laboratories*                3,600        241
Merck                               3,900        320
--------------------------------------------------------------------------------
        Total Pharmaceuticals                  2,120
--------------------------------------------------------------------------------
RESTAURANTS -- 2.4%
McDonald's                         20,300        596
--------------------------------------------------------------------------------
        Total Restaurants                        596
--------------------------------------------------------------------------------
RETAIL -- 0.8%
CVS                                 3,300        195
--------------------------------------------------------------------------------
        Total Retail                             195
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 5.5%
Intel                              29,100      1,077
SDL*                                1,500        303
--------------------------------------------------------------------------------
        Total Semi-Conductors/Instruments      1,380
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 7.7%
Verizon Communications             19,382      1,065
WorldCom*                          40,573        875
--------------------------------------------------------------------------------
        Total Telephones & Telecommunications  1,940
--------------------------------------------------------------------------------
WHOLESALE -- 0.7%
Sysco                               6,700        180
--------------------------------------------------------------------------------
        Total Wholesale                          180
--------------------------------------------------------------------------------
        Total Common Stocks
           (Cost $9,530)                      25,009
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 1.2%
SEI Daily Income Trust Money
    Market Fund                   308,314        308
--------------------------------------------------------------------------------
        Total Cash Equivalent
           (Cost $308)                           308
--------------------------------------------------------------------------------
        Total Investments -- 100.3%
           (Cost $9,838)                      25,317
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)      (63)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional
    Shares (unlimited
    authorization -- no par value)
    based on 4,170,546 outstanding
    shares of beneficial interest           $  8,909
Portfolio Shares of Class A Shares
    (unlimited authorization --
    no par value) based on 104,578
    outstanding shares of beneficial
    interest                                     934
Accumulated net realized loss on investments     (68)
Net unrealized appreciation on investments    15,479
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                   $25,254
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $5.91
Net Asset Value and Redemption
    Price Per Share -- Class A Shares          $5.87
Maximum Offering Price per Share --
    Class A Shares ($5.87 / 94.25%)            $6.23
--------------------------------------------------------------------------------
* Non-income producing security
ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

SMALL CAP VALUE                               Value
PORTFOLIO                          Shares     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.6%
AIR TRANSPORTATION -- 1.9%
Offshore Logistics*                70,600   $  1,359
--------------------------------------------------------------------------------
        Total Air Transportation               1,359
--------------------------------------------------------------------------------
APPAREL/TEXTILES -- 5.0%
Columbia Sportswear*               28,200      1,660
The First Years                    65,900        544
Tommy Hilfiger*                    94,100      1,336
--------------------------------------------------------------------------------
        Total Apparel/Textiles                 3,540
--------------------------------------------------------------------------------
AUTOMOTIVE -- 5.3%
Arnold Industries                  65,900      1,351
ArvinMeritor                       61,200        912
Polaris Industries                 32,000      1,474
--------------------------------------------------------------------------------
        Total Automotive                       3,737
--------------------------------------------------------------------------------
BANKS -- 14.1%
Astoria Financial                  42,300      2,208
Bank United Corp, Cl A             27,300      1,708
Banknorth Group                    76,200      1,510
Colonial Bancgroup                 61,200        764
Sovereign Bancorp                 127,000      1,052
Washington Federal                 52,700      1,469
Webster Financial                  45,200      1,280
--------------------------------------------------------------------------------
        Total Banks                            9,991
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION -- 1.8%
Lafarge                            47,100      1,281
--------------------------------------------------------------------------------
        Total Building & Construction          1,281
--------------------------------------------------------------------------------
CHEMICALS -- 2.2%
Albemarle                          14,100        353
Ferro                              51,800      1,219
--------------------------------------------------------------------------------
        Total Chemicals                        1,572
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 4.3%
Antec*                             32,900        459
Applied Innovation*                42,300        632
Commscope*                         18,800        381
Ditech Communications*             43,800        531
Harris                             34,800      1,051
--------------------------------------------------------------------------------
        Total Communications Equipment         3,054
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.3%
Progress Software*                 32,900        496
Structural Dynamics Research*      50,600        626
Sybase*                            20,200        510
--------------------------------------------------------------------------------
        Total Computer Software                1,632
--------------------------------------------------------------------------------
COMPUTERS & SERVICES -- 0.7%
Rainbow Technologies*              37,600        498
--------------------------------------------------------------------------------
        Total Computers & Services               498
--------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 7.0%
American Greetings, Cl A           84,700      1,063
K-Swiss, Cl A                      61,200      1,668
Stride Rite                        56,400        422
Timberland Company, Cl A*          28,200      1,805
--------------------------------------------------------------------------------
        Total Consumer Products                4,958
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES/SERVICES -- 4.1%
Idacorp                            18,800        774
Madison Gas & Electric             42,300        946
Utilicorp United                   42,300      1,210
--------------------------------------------------------------------------------
        Total Electrical Utilities/Services    2,930
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.3%
Lancaster Colony                   32,900        886
--------------------------------------------------------------------------------
        Total Diversified Manufacturing          886
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 3.7%
Constellation Brands*              21,200      1,429
J & J Snack Foods*                 47,000        720
McCormick                          12,200        445
--------------------------------------------------------------------------------
        Total Food, Beverage & Tobacco         2,594
--------------------------------------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES -- 2.7%
American Woodmark                  35,800        720
Ethan Allen Interiors              32,900      1,210
--------------------------------------------------------------------------------
        Total Household Furniture & Fixtures   1,930
--------------------------------------------------------------------------------
INSURANCE -- 5.8%
Arthur J. Gallagher                44,200      1,143
Oxford Health Plans*               24,500        764
Selective Insurance Group          58,300      1,286
Trigon Healthcare*                 16,000        917
--------------------------------------------------------------------------------
        Total Insurance                        4,110
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                     Shares/
SMALL CAP VALUE                   Face Amount  Value
PORTFOLIO (continued)                (000)     (000)
--------------------------------------------------------------------------------
MEASURING DEVICES -- 2.2%
Orbotech Ltd.*                     16,900    $   840
Photon Dynamics*                   26,400        728
--------------------------------------------------------------------------------
        Total Measuring Devices                1,568
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 4.5%
Datascope                          34,800      1,279
Dentsply International             37,600      1,300
Hooper Holmes                      56,500        622
--------------------------------------------------------------------------------
        Total Medical Products & Services      3,201
--------------------------------------------------------------------------------
OFFICE FURNITURE & FIXTURES -- 1.5%
HON Industries                     42,400      1,060
--------------------------------------------------------------------------------
        Total Office Furniture & Fixtures      1,060
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS -- 1.3%
PH Glatfelter                      75,300        911
--------------------------------------------------------------------------------
        Total Paper & Paper Products             911
--------------------------------------------------------------------------------
PETROLEUM & OIL PRODUCTS -- 2.2%
Tidewater                          32,900      1,574
--------------------------------------------------------------------------------
        Total Petroleum & Oil Products         1,574
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.0%
Syncor International-Del*          25,400        738
--------------------------------------------------------------------------------
        Total Pharmacy Services                  738
--------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 0.9%
McClatchy Company, Cl A            15,100        612
--------------------------------------------------------------------------------
        Total Printing & Publishing              612
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 5.3%
CBL & Associates Properties        42,300      1,153
Franchise Finance of America       47,000      1,090
Washington Real Estate
  Investment Trust                 23,500        525
Weingarten Realty Investors        23,500        981
--------------------------------------------------------------------------------
        Total Real Estate Investment Trusts    3,749
--------------------------------------------------------------------------------
RESTAURANTS -- 2.0%
Jack in the Box*                   49,900      1,397
--------------------------------------------------------------------------------
        Total Restaurants                      1,397
--------------------------------------------------------------------------------
RETAIL -- 5.0%
Abercrombie & Fitch, Cl A*         37,600      1,121
Anntaylor Stores*                  47,100      1,382
Electronics Boutique Holdings*     52,700      1,054
--------------------------------------------------------------------------------
        Total Retail                           3,557
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 5.5%
Cohu                               32,900        621
Innovex*                           80,000        766
LTX*                               84,700      1,540
Three-Five Systems*                37,600        982
--------------------------------------------------------------------------------
        Total Semi-Conductors/Instruments      3,909
--------------------------------------------------------------------------------
        Total Common Stocks
           (Cost $55,654)                     66,348
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.4%
Morgan Stanley (A)
    5.750%, dated 01/31/01, matures
    02/01/01, repurchase price
    $5,263,098 (collateralized
    by U.S. Treasury Notes,
    total market
    value $5,444,768)              $5,262      5,262
--------------------------------------------------------------------------------
        Total Repurchase Agreement
           (Cost $5,262)                       5,262
--------------------------------------------------------------------------------
        Total Investments -- 101.0%
           (Cost $60,916)                     71,610
OTHER ASSETS AND LIABILITIES, NET -- (1.0%)     (720)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS(continued)                    GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

SMALL CAP VALUE                                Value
PORTFOLIO(concluded)                           (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares (unlimited
    authorization -- no par value)
    based on 5,240,566 outstanding
    shares of beneficial interest            $53,513
Portfolio Shares of Class A Shares (unlimited
    authorization -- no par value)
    based on 484,364 outstanding
    shares of beneficial interest              5,052
Accumulated net realized gain on investments   1,631
Net unrealized appreciation on investments    10,694
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                   $70,890
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares   $12.38
Net Asset Value and Redemption
    Price Per Share -- Class A Shares         $12.37
Maximum Offering Price per Share --
    Class A Shares ($12.37 / 94.25%)          $13.12
--------------------------------------------------------------------------------
* Non-income producing security.
(A) Tri-Party Repurchase Agreement
Cl -- Class
Ltd. -- Limited

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS(continued)                    GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

INTERNATIONAL EQUITY                           Value
PORTFOLIO                           Shares     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.9%
BELGIUM -- 0.6%
Omega Pharma*                       5,000    $   188
--------------------------------------------------------------------------------
        Total Belgium                            188
--------------------------------------------------------------------------------
BRAZIL -- 0.9%
Tele Norte Celular
  Participacoes ADR                 6,000        250
--------------------------------------------------------------------------------
        Total Brazil                             250
--------------------------------------------------------------------------------
CANADA -- 1.2%
BCE                                 9,100        260
Molson, Cl A                        3,000         79
--------------------------------------------------------------------------------
        Total Canada                             339
--------------------------------------------------------------------------------
DENMARK -- 1.3%
ISS*                                5,472        389
--------------------------------------------------------------------------------
        Total Denmark                            389
--------------------------------------------------------------------------------
FRANCE -- 12.9%
Axa                                 5,123        704
Carrefour Supermarche               8,515        529
Cie Generale D'Optique Essilor
    International                   1,765        550
Schneider Electric                  5,539        383
TotalFinaElf                        3,709        547
Valeo                               9,573        448
Vivendi Universal                   7,675        580
--------------------------------------------------------------------------------
        Total France                           3,741
--------------------------------------------------------------------------------
GERMANY -- 7.1%
Deutsche Bank                       4,985        480
Deutsche Telekom                   12,126        404
Hannover Rueckversicherungs         2,000        192
Muenchener Rueckversicherungs       1,594        516
Siemens                             3,260        469
--------------------------------------------------------------------------------
        Total Germany                          2,061
--------------------------------------------------------------------------------
HONG KONG -- 3.6%
Bank of East Asia                 220,200        603
Esprit Holdings Ltd.               75,000         84
Hong Kong Exchanges and
    Clearing Ltd.                  40,000         97
Huaneng Power International, Cl H 100,000         46
Hutchison Whampoa                  17,000        223
--------------------------------------------------------------------------------
        Total Hong Kong                        1,053
--------------------------------------------------------------------------------
IRELAND -- 0.6%
Anglo Irish Bank                   20,000         66
Ryanair Holdings*                  10,000        110
--------------------------------------------------------------------------------
        Total Ireland                            176
--------------------------------------------------------------------------------
ITALY -- 1.5%
Assicurazioni Generali*            11,994        444
--------------------------------------------------------------------------------
        Total Italy                              444
--------------------------------------------------------------------------------
ISRAEL -- 0.4%
Ceragon Networks*                   7,000        119
--------------------------------------------------------------------------------
        Total Israel                             119
--------------------------------------------------------------------------------
JAPAN -- 15.2%
Advantest                             900        100
Bank of Tokyo-Mitsubishi Ltd.      22,000        206
Dainippon Pharmaceutical Ltd.      10,000        146
Daiwa Securities Group             25,000        256
DDI                                    23        110
Fuji Machine Manufacturing Ltd.     4,400        131
Hisamitsu Pharmaceutical            3,000         50
Ito-Yokado Ltd.                     3,000        150
JGC                                50,000        387
Kurita Water Industries Ltd.        5,000         65
Marubeni                           23,000         48
Matsushita Communication IND        1,200        155
Mori Seiki Ltd.                    11,000        107
Murata Manufacturing Ltd.           2,100        246
Nintendo Ltd.                       1,400        229
Nippon Telegraph & Telephone            9         63
NTT Docomo                              9        173
Ricoh Ltd.                         10,000        185
Rohm Ltd.                             700        140
Sanwa Bank Ltd.                    14,000        102
Sekisui House Ltd.                  7,000         60
Sharp                              18,000        254
Shin-Etsu Chemical                  4,000        152


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS(continued)                    GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

INTERNATIONAL EQUITY                           Value
PORTFOLIO(continued)                Shares     (000)
--------------------------------------------------------------------------------
Takashimaya Ltd.                   30,000    $   199
Tokyo Electron Ltd.                 1,900        134
Toppan Printing Ltd.               20,000        162
Toshiba                            24,000        160
Toyota Motor                        7,000        239
--------------------------------------------------------------------------------
        Total Japan                            4,409
--------------------------------------------------------------------------------
MEXICO -- 1.1%
Grupo Iusacell ADR*                20,000        240
Grupo Televisa GDR                  1,652         88
--------------------------------------------------------------------------------
        Total Mexico                             328
--------------------------------------------------------------------------------
NETHERLANDS -- 11.1%
ASM Lithography Holding*           20,512        585
Elsevier                           39,087        545
Fortis                             15,833        500
Getronics                          34,855        235
Royal Dutch Petroleum               4,658        280
Royal KPN                          32,607        541
VNU                                10,033        518
--------------------------------------------------------------------------------
        Total Netherlands                      3,204
--------------------------------------------------------------------------------
SINGAPORE -- 1.2%
City Developments Ltd.             17,000         76
DBS Group Holdings Ltd.            17,000        191
Oversea-Chinese Banking            11,000         81
--------------------------------------------------------------------------------
        Total Singapore                          348
--------------------------------------------------------------------------------
SOUTH AFRICA -- 0.8%
Profurn Ltd.                      460,000        218
--------------------------------------------------------------------------------
        Total South Africa                       218
--------------------------------------------------------------------------------
SPAIN -- 6.1%
Grupo Auxiliar Metalurgico*         5,000        121
Grupo Prisa*                       21,956        384
Indra Sistemas                     15,000        155
NH Hoteles                         13,000        164
Repsol YPF                         29,043        500
Telefonica                         23,033        441
--------------------------------------------------------------------------------
        Total Spain                            1,765
--------------------------------------------------------------------------------
SWEDEN -- 2.3%
Atlas Copco, Cl A                  24,547        600
Karo Bio*                           2,000         65
--------------------------------------------------------------------------------
        Total Sweden                             665
--------------------------------------------------------------------------------
SWITZERLAND -- 10.7%
Adecco                                672        450
Novartis                              301        510
Roche Holding                          38        349
Straumann Holding                      50         75
Syngenta*                           6,167        371
Tecan Group                           125        142
UBS                                 3,198        564
Unilabs                               100        105
Zurich Financial Services             931        535
--------------------------------------------------------------------------------
        Total Switzerland                      3,101
--------------------------------------------------------------------------------
UNITED KINGDOM -- 17.9%
Alliance Unichem                   25,000        178
Amey                               45,000        249
ARC International*                  5,000         22
BAE Systems                        59,995        259
British Airways                    99,117        670
British Telecommunications         44,286        461
Cable & Wireless                   31,312        416
Cambridge Antibody
    Technology Group*               4,000        175
Centrica                          167,987        614
Dimension Data Holdings*           31,022        240
easyJet*                           66,500        398
Granada                            52,126        542
Independent Insurance Group        23,000        127
Scottish & Newcastle               71,191        463
St. James's Place Capital          30,000        195
Waste Recycling Group              25,000        185
--------------------------------------------------------------------------------
        Total United Kingdom                   5,194
--------------------------------------------------------------------------------
UNITED STATES -- 0.4%
AremisSoft*                         5,000        115
--------------------------------------------------------------------------------
        Total United States                      115
--------------------------------------------------------------------------------
        Total Common Stocks
           (Cost $28,644)                     28,107
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                     Face
INTERNATIONAL EQUITY                Amount     Value
PORTFOLIO(concluded)                 (000)     (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
    State Street Bank
    5.000%, dated 01/31/01,
    matures 02/01/01, repurchase
    price $700,097 (collateralized
    by U.S. Treasury Notes,
    total market value: $718,000)    $700    $   700
--------------------------------------------------------------------------------
        Total Repurchase Agreement
           (Cost $700)                           700
--------------------------------------------------------------------------------
        Total Investments -- 99.3%
           (Cost $29,344)                     28,807
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.7%        201
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares (unlimited
    authorization -- no par value)
    based on 3,217,204 outstanding
    shares of beneficial interest             30,850
Portfolio Shares of Class A Shares (unlimited
    authorization -- no par value)
    based on 53,965 outstanding
    shares of beneficial interest                467
Distributions in excess of net investment income (37)
Accumulated net realized loss on investments  (1,802)
Net unrealized appreciation on forward
    foreign currency contracts, foreign
    currency and translation of other
    assets and liabilities denominated in
    foreign currency                              67
Net unrealized depreciation on investments      (537)
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                   $29,008
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $8.87
Net Asset Value and Redemption
    Price Per Share -- Class A Shares          $8.85
Maximum Offering Price per Share --
    Class A Shares ($8.85 / 94.25%)            $9.39
--------------------------------------------------------------------------------
* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
GDR -- Global Depository Receipt
Ltd. -- Limited

At January 31, 2001, sector diversification of the Portfolio was as follows:

                                 % OF        VALUE
SECTOR DIVERSIFICATION        NET ASSETS      (000)
----------------------        ----------    --------
Aerospace/Defense                  0.9%     $  259
Airlines                           4.1       1,179
Automotive                         2.4         687
Banks                              7.9       2,293
Building & Construction            0.2          60
Chemicals                          1.8         524
Commercial Services                2.2         638
Computer Software                  1.2         355
Computers & Services               1.3         390
Diversified Financial Services     2.9         853
Diversified Machinery              4.2       1,221
Diversified Operations             4.6       1,348
Electric Products                  1.6         459
Energy                             0.4         121
Environmental Services             0.9         250
Food, Beverage & Tobacco           3.7       1,071
Gas/Natural Gas                    2.1         614
Hotels & Motels                    0.6         164
Import/Export Services             0.2          48
Insurance                          9.4       2,712
Leisure                            2.7         771
Medical Products & Services        3.6       1,048
Miscellaneous Business Services    2.2         635
Multimedia                         1.6         472
Petroleum & Fuel Products          4.6       1,326
Pharmaceuticals                    5.1       1,486
Printing & Publishing              4.2       1,225
Research & Development             1.3         387
Retail                             2.0         566
Semiconductors/Instruments         4.2       1,227
Telephones & Telecommunications   12.5       3,634
Wholesale                          0.3          84
                                 -----     -------
     TOTAL COMMON STOCKS          96.9      28,107
                                 -----     -------
REPURCHASE AGREEMENT               2.4         700
     TOTAL INVESTMENTS            99.3      28,807
                                 -----     -------
OTHER ASSETS & LIABILITIES, NET    0.7         201
                                 -----     -------
TOTAL NET ASSETS                   100%    $29,008
                                 -----     -------




    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                     Face
INTERMEDIATE-TERM INCOME            Amount     Value
PORTFOLIO                           (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 26.2%
U.S. Treasury Bonds
    7.500%, 11/15/16              $14,500   $ 17,415
    6.250%, 08/15/23                4,000      4,309
U.S. Treasury Notes
    7.875%, 11/15/04                3,600      3,965
    7.500%, 05/15/02                2,700      2,793
    6.625%, 05/15/07                1,000      1,083
    6.375%, 08/15/02                7,500      7,686
    6.125%, 08/15/07                2,500      2,645
    4.750%, 11/15/08                4,000      3,906
--------------------------------------------------------------------------------
        Total U.S. Treasury Obligations
           (Cost $42,312)                     43,802
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.3%
FHLB
    5.740%, 02/25/05                3,500      3,540
FHLMC
    6.875%, 09/15/10                2,000      2,148
FNMA
    6.580%, 05/14/08                3,000      2,986
    6.500%, 08/15/04                5,000      5,184
--------------------------------------------------------------------------------
        Total U.S. Government Agency Obligations
           (Cost $13,439)                     13,858
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 14.6%
FHLMC CMO/REMIC
    9.000%, 01/15/25                2,099      2,179
    6.900%, 04/15/26                3,180      3,217
    6.250%, 10/15/22                4,000      4,014
    6.250%, 10/15/23                5,000      5,005
    5.500%, 03/15/29                  165        125
FNMA
    7.040%, 08/01/15                1,376      1,449
    6.460%, 12/01/28                3,059      3,030
    6.390%, 08/01/13                5,301      5,394
FNMA CMO/REMIC(A)
    6.757%, 04/25/20                   47         47
--------------------------------------------------------------------------------
        Total U.S. Government Mortgage-
           Backed Obligations
           (Cost $24,406)                     24,460
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 47.8%
AIRLINES -- 0.5%
US Airways, Cl A
    6.760%, 04/15/08                  895        863
--------------------------------------------------------------------------------
        Total Airlines                           863
--------------------------------------------------------------------------------
AUTOMOTIVE -- 4.9%
DaimlerChrysler Holdings
    7.750%, 06/15/05                1,000      1,036
Hertz
    7.000%, 05/01/02                2,800      2,824
TRW, Ser C, MTN
    7.370%, 04/18/07                4,500      4,387
--------------------------------------------------------------------------------
        Total Automotive                       8,247
--------------------------------------------------------------------------------
BANKS -- 7.9%
Bank of America, Global Bond
    7.875%, 05/16/05                2,000      2,123
Citigroup
    7.250%, 10/01/10                2,000      2,102
Inter-American Development Bank, MTN
    6.000%, 05/13/09                3,000      2,934
National Australia Bank, Ser A, Yankee Bond
    8.600%, 05/19/10                2,000      2,247
National City Bank
    5.750%, 02/01/09                3,000      2,830
Wells Fargo Bank of North America
    6.450%, 02/01/11                1,000        997
--------------------------------------------------------------------------------
        Total Banks                           13,233
--------------------------------------------------------------------------------
BROKER/DEALERS -- 3.8%
Charles Schwab
    8.050%, 03/01/10                2,000      2,152
Merrill Lynch
    6.000%, 02/17/09                2,000      1,937
Paine Webber Group
    7.625%, 12/01/09                2,000      2,190
--------------------------------------------------------------------------------
        Total Broker/Dealers                   6,279
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                     Face
INTERMEDIATE-TERM INCOME           Amount     Value
PORTFOLIO(continued)                (000)     (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 13.6%
Associates Corporation of
 North America
    8.550%, 07/15/09             $  2,000    $ 2,195
Boeing Capital, MTN
    7.250%, 02/01/11                1,000      1,041
General Electric Capital,
    Ser A, MTN,
    Global Bond
    7.000%, 03/01/02                5,000      5,100
General Motors Acceptance
    7.750%, 01/19/10                4,000      4,225
Household Finance, Global Bond
    7.875%, 03/01/07                2,000      2,137
Morgan Stanley Dean Witter (A)
    6.728%, 12/17/01                3,000      3,007
Morgan Stanley Dean Witter,
    Ser C, MTN
    7.375%, 04/15/03                2,000      2,069
Textron Financial (A)
    6.928%, 12/09/02                3,000      3,004
--------------------------------------------------------------------------------
        Total Financial Services              22,778
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 0.9%
Philip Morris, Global Bond
    7.000%, 07/15/05                1,500      1,528
--------------------------------------------------------------------------------
        Total Food, Beverage & Tobacco         1,528
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.3%
Case
    7.250%, 08/01/05                2,000      1,525
Comdisco, Ser G, MTN
    6.340%, 01/11/02                1,500      1,363
Cooper Industries, Ser 3, MTN
    6.375%, 05/08/08                2,000      1,915
Hubbell
    6.625%, 10/01/05                1,000      1,029
RR Donnelley & Sons, Ser C, MTN
    6.700%, 07/05/05                1,000      1,029
Unocal Oil of California
    6.500%, 05/01/08                2,000      2,008
--------------------------------------------------------------------------------
        Total Industrial                       8,869
--------------------------------------------------------------------------------
INSURANCE -- 1.1%
Conseco
    8.500%, 10/15/02                2,000      1,890
--------------------------------------------------------------------------------
        Total Insurance                        1,890
--------------------------------------------------------------------------------
RAILROADS -- 1.8%
CSX, Ser 1998-A
    6.400%, 06/15/09                2,000      1,944
Union Pacific
    6.125%, 01/15/04                1,000        993
--------------------------------------------------------------------------------
        Total Railroads                        2,937
--------------------------------------------------------------------------------
RETAIL -- 3.1%
Albertson's
    8.350%, 05/01/10                2,000      2,138
Supervalu, Ser B, MTN
    6.640%, 06/09/06                3,000      2,978
--------------------------------------------------------------------------------
        Total Retail                           5,116
--------------------------------------------------------------------------------
SPECIAL PURPOSE -- 2.5%
BHP Finance
    8.500%, 12/01/12                3,917      4,206
--------------------------------------------------------------------------------
        Total Special Purpose                  4,206
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 2.4%
QWest Capital Funding
    6.375%, 07/15/08                3,000      2,914
Telefonica of Europe, Global Bond
    7.350%, 09/15/05                1,000      1,031
--------------------------------------------------------------------------------
        Total Telephones & Telecommunications  3,945
--------------------------------------------------------------------------------
        Total Corporate Obligations
           (Cost $79,947)                     79,891
--------------------------------------------------------------------------------
ASSET-BACKED SECURITY -- 0.3%
Countrywide Home Loan Trust,
    Ser 1999-3, Cl A5
    6.500%, 04/25/29                  631        497
--------------------------------------------------------------------------------
        Total Asset-Backed Security
           (Cost $625)                           497
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                     Face
INTERMEDIATE-TERM INCOME            Amount     Value
PORTFOLIO (concluded)                (000)     (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
Morgan Stanley (B)
    5.600%, dated 01/31/01,
    matures 02/01/01, repurchase
    price $3,908,423
    (collateralized by U.S.
    Treasury Notes, total
    market value: $4,009,590)    $  3,908 $    3,908
-------------------------------------------------------------------------------
        Total Repurchase Agreement
           (Cost $3,908)                       3,908
-------------------------------------------------------------------------------
        Total Investments -- 99.5%
           (Cost $164,637)                   166,416
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.5%        834
-------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization --
    no par value) based on 16,171,333
    outstanding shares of beneficial
    interest                                 160,822
Portfolio Shares of Class A Shares
    (unlimited authorization --
    no par value) based on 679,174
    outstanding shares of
    beneficial interest                        6,778
Accumulated net realized loss on investments  (2,129)
Net unrealized appreciation on investments     1,779
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                  $167,250
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $9.93
Net Asset Value and Redemption
    Price Per Share -- Class A Shares          $9.92
Maximum Offering Price per Share --
    Class A Shares ($9.92 / 95.50%)           $10.39
--------------------------------------------------------------------------------
(A) Variable rate security. The rate shown on the Statement of Net Assets is the rate as of January 31, 2001.
(B) Tri-Party Repurchase Agreement
Cl -- Class
CMO -- Collateralized Mortgage Obligation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit
Ser -- Series

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                     Face
MICHIGAN TAX FREE BOND              Amount      Value
PORTFOLIO                           (000)       (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.5%
MICHIGAN -- 97.5%
Anchor Bay, School District GO, MBIA
    6.000%, 05/01/03              $   870    $   913
Anchor Bay, School District GO,
    Ser II, FGIC
    6.125%, 05/01/11                  365        417
Ann Arbor, Water Supply System RB,
    Ser T, MBIA
    7.375%, 02/01/02                  750        779
Avondale, School District GO
    Pre-refunded @ 101 (A)
    6.600%, 05/01/01                  200        204
    6.700%, 05/01/01                  200        204
Big Rapids, Public School District
    GO, FGIC
    7.300%, 05/01/05                  250        282
Bishop International Airport
    Authority RB,
    Ser B, ACA
    5.125%, 12/01/17                1,500      1,393
Calhoun County GO, AMBAC
    4.950%, 07/01/03                1,000      1,029
Central Michigan State
    University RB,
    FGIC Pre-refunded @ 101 (A)
    5.200%, 04/01/07                  860        920
Clarkston, Community Schools GO,
    FGIC Pre-refunded @ 101 (A)
    5.800%, 05/01/05                1,000      1,086
De Witt, Public Schools
    GO, AMBAC
    6.000%, 05/01/03                  935        982
Dearborn, Municipal Building
    Authority
    GO, AMBAC
    7.000%, 06/01/03                  505        542
Detroit, Distributable State Aid
    GO, AMBAC
    5.000%, 05/01/05                  200        208
    5.250%, 05/01/08                1,000      1,069
Detroit, Water Supply System
    RB, FGIC
    6.250%, 07/01/07                  500        528
Detroit, Water Supply System
    RB, Second
    Lien, Ser A, MBIA
    5.100%, 07/01/07                  500        529
Detroit, Water Supply
    System RB, Senior
    Lien, Ser A, FGIC
    5.750%, 07/01/19                1,000      1,061
East Lansing GO, Ser B
    4.850%, 10/01/07                  315        316
Farmington, Public School
    District GO
    4.000%, 05/01/09                1,100      1,075
Ferris State University RB,
    AMBAC Pre-refunded @ 101 (A)
    5.400%, 04/01/07                  675        732
Flat Rock, Community
    School District
    GO, MBIA
    7.750%, 05/01/04                  675        755
Flint GO, MBIA
    6.000%, 11/01/03                1,040      1,102
Grand Rapids, Building
    Authority RB
    5.375%, 04/01/07                  200        209
Grand Rapids, Downtown
    Development
    Authority TA, MBIA
    6.600%, 06/01/08                  200        218
Haslett, Public School
    District GO, MBIA
    6.000%, 05/01/03                  310        325
Howell, Public Schools GO
    5.250%, 05/01/17                1,575      1,608
Howell, Public Schools GO, FGIC
    5.000%, 05/01/08                1,000      1,036
Ingham County GO, Proctor Drain
    District Project
    7.100%, 02/01/01                  180        180
Iron Mountain, Tax
    Increment Finance
    Authority GO, AMBAC
    5.000%, 05/01/05                  250        256
Jenison, Public Schools
    GO, FGIC
    5.250%, 05/01/11                1,575      1,687
Johannesburg-Lewiston,
    Area Schools
    GO, AMBAC
    6.750%, 05/01/03                  320        341
    6.000%, 05/01/04                  365        390
Kalamazoo, Hospital
    Finance Authority,
    Borgess Medical Center RB,
    Ser A, AMBAC, ETM
    5.000%, 06/01/04                1,000      1,040
Kalamazoo, Water Supply System
    Project RB
    6.000%, 09/01/07                  425        445
Kent County, Building
    Authority GO
    5.000%, 12/01/06                  500        526
    5.100%, 12/01/07                  500        527
Kent, Hospital Finance
    Authority RB,
    Mary Free Bed Hospital
    Project, Ser A
    6.250%, 04/01/03                  250        253

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS(continued)                    GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                      Face
MICHIGAN TAX FREE BOND              Amount     Value
PORTFOLIO(continued)                 (000)     (000)
--------------------------------------------------------------------------------
Kentwood, Public School System GO
    5.900%, 05/01/04              $   380    $   397
Lake Orion, Michigan Community
    School District GO,
    Ser A, FSA
    5.750%, 05/01/15                1,000      1,101
Lansing, Building Authority
    GO, ETM
    7.100%, 06/01/02                  100        102
Lansing, Tax Increment
    Finance Authority
    GO, ETM
    6.100%, 10/01/03                  250        265
Lincoln, School District
    GO, FGIC
    5.750%, 05/01/09                  115        123
Lincoln, School District GO,
    FGIC Pre-refunded @ 102 (A)
    5.750%, 05/01/04                  785        847
Livonia, Municipal Building
    Authority RB
    5.750%, 06/01/04                  250        265
Livonia, Water Supply
    & Wastewater
    Systems RB, AMBAC
    5.200%, 11/01/09                1,000      1,017
Montague, Public School
    District GO, FSA
    5.125%, 05/01/06                  300        316
    5.125%, 05/01/08                  300        315
Northville, Public
    Schools GO, FGIC
    5.000%, 05/01/10                  500        522
Oak Park GO, ABMAC
    5.200%, 05/01/06                  250        261
Oakland County, Birmingham
    Drain District
    GO, Ser C
    7.500%, 10/01/01                  325        334
Oakland County,
    Economic Development
    Authority RB, Cranbrook
    Elderly Community Project,
    Ser B, Pre-refunded
    @ 100 (A)
    6.375%, 11/01/04                1,000      1,090
Pewamo, Westphalia School
    District
    GO, FGIC
    5.000%, 05/01/06                  275        289
Plymouth-Canton County,
    Community School District
    GO, FGIC
    4.500%, 05/01/12                1,100      1,090
Plymouth-Canton County, Community
    School District GO, Ser B,
    Pre-refunded @ 101 (A)
    6.350%, 05/01/01                  300        305
Plymouth-Canton County, Community
    School District GO, Ser C,
    Pre-refunded @ 102 (A)
    6.200%, 05/01/02                  250        263
Portage, Public Schools GO, FSA
    4.350%, 05/01/11                  500        499
    4.450%, 05/01/12                  500        494
Redford Township GO, AMBAC
    6.750%, 04/01/06                  200        210
Rochester Hills GO
    5.500%, 11/01/06                  250        256
    5.500%, 11/01/07                  250        256
Rochester, Community School
    District
    GO, MBIA
    5.500%, 05/01/06                1,000      1,072
Roseville, School District
    GO, FSA
    4.450%, 05/01/06                1,500      1,534
Saginaw, Hospital Finance
    Authority,
    Covenant Medical Center
    RB, Ser F
    6.500%, 07/01/30                5,000      5,144
Saline, Building Authority
    GO, AMBAC
    7.000%, 07/01/05                  100        103
South Lyon, Community
    School District GO
    6.500%, 05/01/05                  350        359
State Building Authority
    RB, Facilities
    Project, Ser I
    4.750%, 10/15/18                1,100      1,052
State Building Authority RB,
    Facilities
    Project, Ser I, AMBAC
    5.500%, 10/01/07                1,000      1,085
State Building Authority RB,
    Ser I
    6.400%, 10/01/04                  650        675
    6.500%, 10/01/05                  500        519
State Building Authority RB,
    Ser I, AMBAC
    6.000%, 10/01/02                  300        312
State Building Authority RB,
    Ser II
    6.500%, 10/01/05                  120        125
State Building Authority RB,
    Ser II,
    AMBAC Pre-refunded @ 102 (A)
    6.750%, 10/01/01                  245        255
State Building Authority RB,
    Ser II, FSA
    6.200%, 10/01/02                  250        259

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                      Face
 MICHIGAN TAX FREE BOND              Amount     Value
 PORTFOLIO(continued)                 (000)     (000)
--------------------------------------------------------------------------------
State Building Authority RB, Ser II,
    AMBAC Pre-refunded @ 102 (A)
    6.250%, 10/01/01              $   300    $   312
State Higher Education Facilities
    Authority RB, Thomas M. Cooley
    Project (B)
    4.500%, 05/01/04                  750        749
State Hospital Finance Authority RB,
    Botsford Project,
    Ser A, MBIA
    4.400%, 02/15/04                1,000      1,015
State Hospital Finance Authority RB,
    Chelsea Community
    Hospital Project
    5.000%, 05/15/12                1,000        884
State Hospital Finance Authority RB,
    Detroit Medical Center Project
    6.250%, 08/15/13                  675        586
State Hospital Finance Authority RB,
    Detroit Medical
    Center Project, Ser A
    7.100%, 08/15/01                  165        165
State Hospital Finance Authority
    RB, Detroit
    Medical Group Project,
    Ser A, AMBAC
    5.000%, 08/15/05                2,180      2,259
State Hospital Finance Authority
    RB, Henry
    Ford Health Center
    Project, Ser A
    5.100%, 11/15/07                  600        605
State Hospital Finance
    Authority RB,
    McLaren Group Project,
    Ser A
    5.000%, 10/15/04                1,000      1,011
    5.200%, 10/15/06                  750        760
State Hospital Finance
    Authority RB,
    MidMichigan Group Project,
    Ser A, FSA
    5.500%, 06/01/08                1,400      1,507
State Hospital Finance Authority
    RB, Sisters of Mercy
    Health Systems, Ser M,
    FSA, ETM
    5.700%, 02/15/01                   75         75
State Hospital Finance
    Authority RB, Sisters
    of Mercy Health Systems,
    Ser P,
    MBIA, ETM
    4.900%, 08/15/05                   60         62
State Hospital Finance
    Authority RB, Sisters
    of Mercy Health Systems,
    Ser M, FSA
    5.700%, 02/15/01                  175        175
State Hospital Finance
    Authority RB, Sisters
    of Mercy Health Systems,
    Ser P, MBIA
    4.900%, 08/15/05                  940        973
State Hospital Finance
    Authority RB,
    Sparrow Group Project,
    MBIA
    5.200%, 11/15/07                  480        509
    5.300%, 11/15/08                  450        480
    5.400%, 11/15/09                  450        482
State Hospital Finance
    Authority RB,
    St. John Hospital &
    Medical Center
    Project, AMBAC, ETM
    5.000%, 05/15/04                  750        779
State Hospital Finance
    Authority RB,
    St. John Hospital
    & Medical Center
    Project, Ser A, AMBAC, ETM
    5.650%, 05/15/03                  300        313
State Housing Development
    Authority RB,
    Greenwood Villa Project, FSA
    6.500%, 09/15/07                  160        168
State Municipal Bond Authority RB
    5.500%, 10/01/06                  810        875
    5.150%, 10/01/08                1,000      1,043
State Municipal Bond Authority
    RB, Ser A
    6.000%, 10/01/02                1,000      1,040
    6.500%, 05/01/07                  250        266
State Public Power Agency RB,
    Belle River Project, Ser A
    5.200%, 01/01/04                  300        312
State Public Power Agency RB,
    Campbell Project,
    Ser A, AMBAC
    5.000%, 01/01/03                  500        512
    5.500%, 01/01/06                  500        533
State South Central Power Agency
    RB, MBIA
    5.800%, 11/01/05                  400        432
State Strategic Fund RB,
    Ford Motor
    Project, Ser A
    7.100%, 02/01/06                  350        395
State Strategic Fund RB,
    NSF International
    Project, Ser A, (B)
    5.400%, 08/01/10                1,105      1,126
    5.500%, 08/01/11                1,065      1,088
State Trunk Line RB, Ser A
    5.625%, 10/01/03                  500        524
State Trunk Line RB, Ser B-2
    5.750%, 10/01/04                  350        369
State University RB, Ser A,
    Pre-refunded @ 101 (A)
    6.125%, 08/15/02                1,250      1,309



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

MICHIGAN TAX FREE BOND                         Value
PORTFOLIO (concluded)               Shares     (000)
--------------------------------------------------------------------------------
Traverse City, Area Public Schools GO,
    Ser I, MBIA
    7.250%, 05/01/05              $   950    $ 1,071
Trenton, Building Authority
    GO, AMBAC
    5.625%, 10/01/21                1,250      1,297
Troy, City School District GO
    4.750%, 05/01/08                1,000      1,033
University of Michigan, Hospital
    RB, Ser A
    5.800%, 12/01/05                  400        417
University of Michigan, Hospital
    RB, Ser A-1
    5.250%, 12/01/09                1,000      1,039
University of Michigan, Major
    Capital
    Projects RB, Ser B
    5.300%, 04/01/05                  250        263
Utica, Community Schools GO
    5.750%, 05/01/07                  500        528
Washtenaw County, Community
    College
    GO, Ser A
    4.350%, 04/01/05                1,375      1,401
    4.900%, 04/01/06                1,200      1,251
Waterford Township, School
    District GO
    4.850%, 06/01/10                1,450      1,481
Wayne County, Building
    Authority GO,
    Capital Improvement Project,
    Ser A, MBIA
    5.625%, 06/01/04                1,000      1,058
West Bloomfield, School District
    GO, FGIC
    5.700%, 05/01/14                  900        970
Wixon County GO, AMBAC
    4.750%, 05/01/11                1,000      1,019
Wyandotte, Building Authority
    RB, ETM
    7.000%, 01/01/03                  100        101
Wyandotte, Electric Authority
    RB, MBIA
    Pre-refunded @ 100 (A)
    6.250%, 10/01/08                1,700      1,887
Wyandotte, Finance Authority
    TA, MBIA
    6.100%, 06/01/02                  500        518
--------------------------------------------------------------------------------
        Total Michigan                        87,305
--------------------------------------------------------------------------------
        Total Municipal Bonds
           (Cost $84,385)                     87,305
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 3.5%
SEI Institutional Tax-Free
   Portfolio                    3,140,859      3,141
--------------------------------------------------------------------------------
        Total Cash Equivalent
           (Cost $3,141)                       3,141
--------------------------------------------------------------------------------
        Total Investments -- 101.0%
           (Cost $87,526)                     90,446
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (1.0%)     (879)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional
    Shares (unlimited
    authorization -- no par value)
    based on 8,757,982 outstanding
    shares of beneficial interest             85,938
Portfolio Shares of Class A Shares
   (unlimited authorization --
    no par value)
    based on 71,881 outstanding
    shares of beneficial interest                725
Accumulated net realized loss on
    investments                                  (16)
Net unrealized appreciation
    on investments                             2,920
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                   $89,567
--------------------------------------------------------------------------------
Net Asset Value, Offering
    and Redemption
    Price Per Share -- Institutional Shares   $10.14
Net Asset Value and Redemption
    Price Per Share -- Class A Shares         $10.15
Maximum Offering Price per Share --
    Class A Shares ($10.15 / 95.50%)          $10.63
--------------------------------------------------------------------------------
(A) Pre-refunded Security. The pre-refunded date is shown as the maturity date on the Statement of Net Assets.
(B) Securities are held in connection with a letter of credit issued by a major bank or other financial institution.
ETM -- Escrowed to Maturity
GO -- General Obligation
RB -- Revenue Bond
Ser -- Series
TA -- Tax Allocation
The following organizations have provided underlying credit support for securities listed above, as indicated.
ACA -- American Capital Access
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Insurance Association

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                     Face
PRIME OBLIGATION MONEY              Amount     Value
MARKET PORTFOLIO                    (000)      (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 48.1%
BANKS -- 1.6%
Chase Manhattan
    6.470%, 02/28/01               $2,000    $ 1,990
--------------------------------------------------------------------------------
        Total Banks                            1,990
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.8%
Apreco
    6.550%, 02/08/01                2,760      2,757
Corporate Receivables
    6.530%, 02/06/01                3,000      2,997
Island Finance Puerto Rico
    6.410%, 03/13/01                3,000      2,979
--------------------------------------------------------------------------------
        Total Financial Services               8,733
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 4.3%
Archer-Daniels-Midland
    6.470%, 03/13/01                4,000      3,971
Unilever Capital (A)
    6.708%, 09/07/01                1,500      1,500
--------------------------------------------------------------------------------
        Total Food, Beverage & Tobacco         5,471
--------------------------------------------------------------------------------
BUILDING SOCIETIES -- 2.3%
Nationwide Building
    6.530%, 02/08/01                3,000      2,996
--------------------------------------------------------------------------------
        Total Building Societies               2,996
--------------------------------------------------------------------------------
LEASING & RENTING -- 1.6%
International Lease Finance
    6.460%, 02/23/01                2,000      1,992
--------------------------------------------------------------------------------
        Total Leasing & Renting                1,992
--------------------------------------------------------------------------------
METALS -- 1.6%
Alcoa
    6.500%, 02/01/01                2,000      2,000
--------------------------------------------------------------------------------
        Total Metals                           2,000
--------------------------------------------------------------------------------
MULTIMEDIA -- 5.4%
Gannett
    6.500%, 02/26/01                4,000      3,982
Walt Disney
    6.220%, 04/26/01                3,000      2,957
--------------------------------------------------------------------------------
        Total Multimedia                       6,939
--------------------------------------------------------------------------------
RETAIL -- 3.0%
McDonald's
    5.920%, 02/01/01                3,807      3,807
--------------------------------------------------------------------------------
        Total Retail                           3,807
--------------------------------------------------------------------------------
SPECIAL PURPOSE ENTITY -- 18.4%
Clipper Receivables
    5.850%, 02/01/01                4,000      4,000
Delaware Funding
    5.750%, 02/20/01                3,500      3,489
Edison Asset Securitization
    6.540%, 03/16/01                4,000      3,974
Falcon Asset Securitization
    6.470%, 02/16/01                4,000      3,989
Greyhawk Funding
    6.500%, 02/16/01                4,000      3,989
Windmill Funding
    5.900%, 02/05/01                4,000      3,997
--------------------------------------------------------------------------------
        Total Special Purpose Entity          23,438
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.1%
British Telecommunications (A)
    5.745%, 04/09/01                4,000      4,000
--------------------------------------------------------------------------------
        Total Telecommunication Services       4,000
--------------------------------------------------------------------------------
        Total Commercial Paper
           (Cost $61,366)                     61,366
--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT -- 7.4%
Barclays Bank NY
    6.710%, 02/09/01                1,500      1,500
Credit Agricole NY
    7.090%, 06/22/01                2,000      2,001
Firstar Bank NA
    5.440%, 05/01/01                4,000      4,000
Svenska Handelsbanken
    6.800%, 03/16/01                2,000      2,000
--------------------------------------------------------------------------------
        Total Yankee Certificates of Deposit
           (Cost $9,501)                       9,501
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

                                     Face
PRIME OBLIGATION MONEY              Amount     Value
MARKET PORTFOLIO(continued)          (000)     (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.4%
FHLB (C)
    5.680%, 06/20/01               $5,518    $ 5,397
    5.700%, 06/22/01                5,000      4,889
FHLMC, MTN
    6.720%, 12/20/01                1,200      1,200
FNMA, MTN
    6.520%, 03/16/01                3,000      3,000
--------------------------------------------------------------------------------
        Total U.S. Government Agency Obligations
           (Cost $14,486)                     14,486
--------------------------------------------------------------------------------
CORPORATE BONDS -- 11.1%
General Electric Capital, MTN, Ser A
    5.770%, 08/27/01                4,225      4,211
IBM, MTN
    5.945%, 05/14/01                3,500      3,492
JP Morgan, MTN, Ser A
    6.800%, 02/23/01                1,500      1,500
SBC Communications (A) (B)
    6.709%, 02/15/01                3,000      3,000
SMM Trust 2000-E (A) (B)
    5.901%, 02/14/01                2,000      2,000
--------------------------------------------------------------------------------
        Total Corporate Bonds
           (Cost $14,203)                     14,203
--------------------------------------------------------------------------------
BANK NOTES -- 3.9%
American Express Centurion Bank (B)
    5.695%, 11/27/01                3,000      3,000
First Union
    6.740%, 02/15/01                2,000      2,000
--------------------------------------------------------------------------------
        Total Bank Notes
           (Cost $5,000)                       5,000
--------------------------------------------------------------------------------
FUNDING AGREEMENTS -- 6.3%
Metropolitan Life (B)
    5.605%, 05/01/01                2,000      2,000
Monumental Life (B)
    6.860%, 02/01/01                3,000      3,000
Travelers Insurance (B)
    6.796%, 05/31/01                3,000      3,000
--------------------------------------------------------------------------------
        Total Funding Agreements
           (Cost $8,000)                       8,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.6%
Lehman Brothers (D)
    5.730%, dated 01/31/01, matures
    02/01/01, repurchase price $4,400,700
    (collateralized by GNMA, total
    market value: $4,488,637)       4,400      4,400
UBS Warburg Dillon (D) 5.740%, dated
    01/31/01, matures 02/01/01,
    repurchase price $10,401,658
    (collateralized by FHLB, total
    market value: $10,613,006)     10,400     10,400
--------------------------------------------------------------------------------
        Total Repurchase Agreements
           (Cost $14,800)                     14,800
--------------------------------------------------------------------------------
        Total Investments -- 99.8%
           (Cost $127,356)                   127,356
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.2%        297
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

PRIME OBLIGATION MONEY                        Value
MARKET PORTFOLIO (concluded)                   (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional
    Shares (unlimited
    authorization -- no par value)
    based on 115,683,398 outstanding
    shares of beneficial interest           $115,683
Portfolio Shares of Class A Shares
    (unlimited authorization --
    no par value) based on
    11,995,614 outstanding
    shares of beneficial interest             11,996
Distributions in excess of net
    investment income                            (10)
Accumulated net realized loss
    on investments                               (16)
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                  $127,653
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $1.00
Net Asset Value, Offering and Redemption
    Price Per Share -- Class A Shares          $1.00
--------------------------------------------------------------------------------
(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified buyers.
(B) Variable rate security. The rate shown on the Statement of Net Assets is the rate in effect on January 31, 2001. The maturity date is shown as the next reset date.
(C) Discount Note. The rate shown is the security's discount rate at time of purchase.
(D) Tri-Party Repurchase Agreement
ACA -- American Capital Access
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
MTN -- Medium Term Note
Ser -- Series

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                         GOLDEN OAK FAMILY OF FUNDS
For the Year Ended January 31, 2001

                                                                                                             Prime
                                                   Tax-                            Intermediate- Michigan  Obligation
                                                  Managed    Small Cap International   Term      Tax Free     Money
                             Growth     Value     Equity       Value      Equity      Income       Bond      Market
                            Portfolio  Portfolio  Portfolio  Portfolio Portfolio(2)  Portfolio   Portfolio  Portfolio
---------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income ........  $  431     $1,278    $  330       $  943      $ 123    $    --     $   --     $   --
   Interest Income ........     176        253        36          196         69     11,147      4,592      8,612
   Less: Foreign Taxes Withheld  --         (5)       (2)          --        (12)        --         --         --
---------------------------------------------------------------------------------------------------------------------
     Total Investment
       Income .............     607      1,526       364        1,139        180     11,147      4,592      8,612
---------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees     289        278       120          199         39        830        447        299
   Investment Sub-
     Advisory Fees ........     340        344       142          380         76         --         --        100
   Administration Fees ....     170        168        71          117         25        332        179        266
   Transfer Agent Fees ....      32         31        25           25         12         45         33         44
   Custodian Fees .........       7          6         3            7         23          8          5         10
   Professional Fees ......      30         30        27           32         16         62         35         40
   Registration Fees ......      12         17         7            8          7         19          9          9
   Distribution Fees(1) ...      32         22         1           12         --         16          1         23
   Trustee Fees ...........       6          6         3            2          1         13          7         10
   Printing Expenses ......      11         11         7            6          3         19         11         13
   Other Expenses .........       3         (1)        1            4          3          4          8          2
----------------------------------------------------------------------------------------------------------------------
     Total Expenses .......     932        912       407          792        205      1,348        735        816
     Less: Waiver of Investment
         Advisory Fees ....      --         --       (26)         (19)       (14)      (253)      (151)      (261)
----------------------------------------------------------------------------------------------------------------------
     Net Expenses .........     932        912       381          773        191      1,095        584        555
----------------------------------------------------------------------------------------------------------------------
       Net Investment
       Income (Loss) ......    (325)       614       (17)         366        (11)    10,052      4,008      8,057
----------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)
     on Securities Sold ...  11,660      8,361     2,845        6,406     (1,802)      (653)        96         (1)
   Net Realized Gain on
     Foreign Currency
     Transactions and Foreign
     Currency Contracts ...      --         --        --           --        162         --         --         --
   Net Change in Unrealized
     Appreciation on Foreign
       Currency and Translation
      of Other Assets and
       Liabilities Denominated   --         --        --           --         67         --         --         --
   Net Change in Unrealized
     Appreciation (Depreciation)
       on Investment ...... (19,121)       356    (6,916)      12,731       (537)    10,466      3,842         --
---------------------------------------------------------------------------------------------------------------------
   Net Realized and
     Unrealized Gain (Loss)
      on Investments ......  (7,461)     8,717    (4,071)      19,137     (2,110)     9,813      3,938         (1)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)
       in Net Assets Resulting
     From Operations ...... $(7,786)    $9,331   $(4,088)     $19,503    $(2,121)   $19,865     $7,946     $8,056
---------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) All distribution fees are incurred in the Class A Shares
(2) Commenced operations on July 10, 2000.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

For the Years or Period Ended January 31,

                                                                                                 Tax-Managed          Small Cap
                                                     Growth                  Value                 Equity               Value
                                                    Portfolio              Portfolio             Portfolio            Portfolio
                                              ---------------------  --------------------  --------------------  -------------------
                                              2/1/00 to   2/1/99 to  2/1/00 to  2/1/99 to  2/1/00 to 4/30/99 to  2/1/00 to 9/1/99 to
                                               1/31/01     1/31/00    1/31/01    1/31/00    1/31/01  1/31/00(1)   1/31/01 1/31/00(2)
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income (Loss) ............   $   (325)   $  (135)     $  614   $   194   $    (17)  $    10      $  366   $   108
  Net Realized Gain (Loss) on Investments .     11,660     14,035       8,361     3,992      2,845    10,547       6,406       794
  Net Change in Unrealized Appreciation on Foreign
    Currency and Translation of Other Assets and
    Liabilities Denominated in Foreign Currency     --         --          --        --         --        --          --        --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments .........    (19,121)     3,733         356       342     (6,916)   (9,345)     12,731    (2,037)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Investment Operations ....     (7,786)    17,633       9,331     4,528     (4,088)    1,212      19,503    (1,135)
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Institutional Shares ..................         --         --        (556)     (191)        --       (52)       (359)      (97)
    Class A Shares ........................         --         --         (45)       (8)        --        --         (21)       (7)
  Realized Net Gains
    Institutional Shares ..................    (13,074)    (9,828)     (6,049)   (2,795)   (10,879)     (124)     (3,948)       --
    Class A Shares ........................     (2,378)    (1,547)       (703)     (385)      (179)       (1)       (323)       --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions .......................    (15,452)   (11,375)     (7,353)   (3,379)   (11,058)     (177)     (4,651)     (104)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Institutional Shares:
  Proceeds from Shares Issued .............     56,237     17,489      29,071    16,869      5,007       536      25,059    42,856
  Value from Shares Issued in Connection
   with Acquisition
   of Common Trust Fund Assets (See note 9)      4,648         --       4,648        --         --    45,238          --        --
  Reinvestment of Cash Distributions ......     13,073      7,437       6,070     2,288     10,760       125       3,951        --
  Cost of Shares Redeemed .................    (47,860)   (13,940)    (13,627)   (7,956)   (16,557)*  (6,624)    (18,306)*  (1,226)
------------------------------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions   26,098     10,986      26,162    11,201       (790)   39,275      10,704    41,630
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares:
  Proceeds from Shares Issued .............      6,110      9,868       3,782     9,702        588       333       2,159     4,023
  Reinvestment of Cash Distributions ......      2,374      1,544         747       392        143         1         344         7
  Cost of Shares Redeemed .................     (2,302)    (3,967)     (3,099)   (3,799)      (185)       --      (1,028)     (562)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions .........      6,182      7,445       1,430     6,295        546       334       1,475     3,468
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Capital
   Share Transactions .....................     32,280     18,431      27,592    17,496       (244)   39,609      12,179    45,098
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets ...      9,042     24,689      29,570    18,645    (15,390)   40,644      27,031    43,859
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period .....................     75,726     51,037      66,229    47,584     40,644        --      43,859        --
------------------------------------------------------------------------------------------------------------------------------------
  End of Period ...........................    $84,768    $75,726     $95,799   $66,229    $25,254   $40,644     $70,890   $43,859
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
Institutional Shares:
  Shares Issued ...........................      3,385      1,016       3,205     1,750        796        53       2,223     4,380
  Shares Issued in Connection with Acquisition
  of Common Trust Fund Assets (See note 9)         276         --         481        --         --     4,524          --        --
  Shares Issued in Lieu of Cash Distributions      909        424         662       240      1,694        13         353        --
  Shares Redeemed .........................     (2,654)      (811)     (1,417)     (806)    (2,249)*    (659)     (1,586)*    (129)
------------------------------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions    1,916        629       2,931     1,184        241     3,931         990     4,251
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares:
  Shares Issued ...........................        350        590         388       984         68        33         201       402
  Shares Issued in Lieu of Cash Distributions      170         92          82        42         23        --          31         1
  Shares Redeemed .........................       (134)      (215)       (334)     (388)       (19)       --         (94)      (57)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions .........        386        467         136       638         72        33         138       346
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares .....      2,302      1,096       3,067     1,822        313     3,964       1,128     4,597
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.
  * Includes redemptions as a result of a redemption in kind (see note 10).
(1) Commenced operations on April 30, 1999.

    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS


                                             International       Intermediate-Term           Michigan           Prime Obligation
                                                Equity                Income               Tax Free Bond          Money Market
                                               Portfolio             Portfolio               Portfolio              Portfolio
                                             -------------   -----------------------  ----------------------  ---------------------
                                              7/10/00 to     2/1/00 to     2/1/99 to  2/1/00 to    2/1/99 to  2/1/00 to    2/1/99 to
                                              1/31/01 (3)     1/31/01       1/31/00    1/31/01      1/31/00    1/31/01      1/31/00
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income (Loss) ..............  $   (11)     $ 10,052     $  8,890    $  4,008    $  3,965    $   8,057    $ 6,196
  Net Realized Gain (Loss) on Investments ...   (1,640)         (653)      (1,476)         96          24           (1)        --
  Net Change in Unrealized Appreciation on Foreign
    Currency and Translation of Other Assets and
    Liabilities Denominated in Foreign Currency     67            --           --          --          --           --         --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ...........     (537)       10,466      (13,810)      3,842      (5,549)          --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Investment Operations ......   (2,121)       19,865       (6,396)      7,946      (1,560)       8,056      6,196
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Institutional Shares ....................     (185)       (9,685)      (8,548)     (4,018)     (3,925)      (7,537)    (5,865)
    Class A Shares ..........................       (3)         (367)        (342)        (18)        (18)        (533)      (331)
  Realized Net Gains
    Institutional Shares ....................       --            --           --        (129)         --           --         --
    Class A Shares ..........................       --            --           --          (1)         --           --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions .........................     (188)      (10,052)      (8,890)     (4,166)     (3,943)      (8,070)    (6,196)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Institutional Shares:
  Proceeds from Shares Issued ...............   31,512        46,307       51,747      13,301      21,235      257,830    203,890
  Value from Shares Issued in Connection
  with Acquisition of Common Trust Fund
  Assets (See note 9) .......................       --            --           --          --          --           --         --
  Reinvestment of Cash Distributions ........       12           297           38         153           4          147        612
  Cost of Shares Redeemed ...................     (674)      (43,073)     (37,533)    (17,820)    (16,428)    (256,655)  (243,801)
------------------------------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions   30,850         3,531       14,252      (4,366)      4,811        1,322    (39,299)
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares:
  Proceeds from Shares Issued ...............      479         1,711       11,082         475         565       15,080     17,939
  Reinvestment of Cash Distributions ........        3           363          331          18          17          529        328
  Cost of Shares Redeemed ...................      (15)       (1,941)      (6,946)         --        (574)     (12,191)   (16,215)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions ...........      467           133        4,467         493           8        3,418      2,052
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Capital
   Share Transactions .......................   31,317         3,664       18,719      (3,873)      4,819        4,740    (37,247)
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets .....   29,008        13,477        3,433         (93)       (684)       4,726    (37,247)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period .......................       --       153,773      150,340      89,660      90,344      122,927    160,174
------------------------------------------------------------------------------------------------------------------------------------
  End of Period .............................  $29,008      $167,250     $153,773     $89,567     $89,660     $127,653   $122,927
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
Institutional Shares:
  Shares Issued .............................    3,291         4,855        5,296       1,344       2,126      257,830    203,890
  Shares Issued in Connection with Acquisition
   of Common Trust Fund Assets (See note 9)..       --            --           --          --          --           --         --
  Shares Issued in Lieu of Cash Distributions        1            31            4          15          --          147        612
  Shares Redeemed ...........................      (75)       (4,488)      (3,887)     (1,803)     (1,648)    (256,655)  (243,801)
------------------------------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions    3,217           398        1,413        (444)        478        1,322    (39,299)
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares:
  Shares Issued .............................       56           179        1,148          48          56       15,080     17,939
  Shares Issued in Lieu of Cash Distributions       --            38           35           2           2          529        328
  Shares Redeemed ...........................       (2)         (204)        (728)         --         (58)     (12,191)   (16,215)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions ...........       54            13          455          50          --        3,418      2,052
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares .......    3,271           411        1,868        (394)        478        4,740    (37,247)
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
For the Periods Ended January 31,


                                                                                                                  RATIO OF
             NET                       REALIZED       DISTRIBUTIONS        NET               NET                     NET
            ASSET                         AND      -------------------    ASSET             ASSETS     RATIO OF   INVESTMENT
            VALUE          NET        UNREALIZED       NET      NET       VALUE              END      EXPENSES   INCOME (LOSS)
          BEGINNING    INVESTMENT     GAIN (LOSS)  INVESTMENT REALIZED     END      TOTAL  OF PERIOD  TO AVERAGE  TO AVERAGE
          OF PERIOD  INCOME (LOSS)  ON INVESTMENTS   INCOME     GAIN    OF PERIOD  RETURN+   (000)    NET ASSETS  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2001   $17.85      $(0.01)        $(1.83)      $   --    $(3.02)    $12.99    (11.35)%   $72,825      1.06%    (0.34)%
    2000    16.16       (0.03)          4.75           --     (3.03)     17.85     30.67      65,891      1.06     (0.19)
    1999    12.66        0.02           5.88        (0.02)    (2.38)     16.16     51.98      49,497      1.08      0.10
    1998    12.66          --           3.12           --     (3.12)     12.66     25.85      36,240      1.07      0.03
    1997    10.26          --           2.44        (0.01)    (0.03)     12.66     23.79      32,973      1.10      0.04
Class A Shares
    2001   $17.43      $(0.03)        $(1.80)      $   --    $(3.02)    $12.58    (11.58)%   $11,943      1.31%    (0.60)%
    2000    15.89       (0.06)          4.63           --     (3.03)     17.43     30.23       9,835      1.31     (0.52)
    1999    12.51        0.02           5.74           --     (2.38)     15.89     51.45       1,540      1.33     (0.21)
    1998    12.57       (0.01)          3.07           --     (3.12)     12.51     25.56         307      1.32     (0.21)
    1997    10.20       (0.03)          2.43           --     (0.03)     12.57     23.56         226      1.35     (0.20)
------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2001   $ 9.45     $  0.07         $ 0.77       $(0.07)   $(0.71)    $ 9.51      9.36%    $87,338      1.06%     0.76%
    2000     9.17        0.03           0.78        (0.03)    (0.50)      9.45      8.92      59,091      1.09      0.36
    1999     9.33        0.04           0.90        (0.04)    (1.06)      9.17     12.63      46,484      1.10      0.44
    1998(1) 10.00        0.04           0.86        (0.04)    (1.53)      9.33      9.15      30,922      1.10      0.72
Class A Shares
    2001   $ 9.41     $  0.05         $ 0.77       $(0.05)   $(0.71)    $ 9.47      9.14%    $ 8,461      1.31%     0.52%
    2000     9.14        0.01           0.77        (0.01)    (0.50)      9.41      8.61       7,138      1.34      0.10
    1999     9.32        0.03           0.87        (0.02)    (1.06)      9.14     12.19       1,100      1.35      0.20
    1998(1) 10.00        0.02           0.86        (0.03)    (1.53)      9.32      8.97          51      1.35      0.31
------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2001   $10.26     $  0.01         $(1.10)      $   --    $(3.26)    $ 5.91    (12.22)%   $24,640      1.07%    (0.05)%
    2000(2) 10.00          --           0.30        (0.01)    (0.03)     10.26      3.03      40,305      1.10      0.03
Class A Shares
    2001   $10.24     $    --         $(1.11)      $   --    $(3.26)    $ 5.87    (12.49)%   $   614      1.32%    (0.25)%
    2000(2) 10.00       (0.01)          0.29        (0.01)    (0.03)     10.24      2.77         339      1.35     (0.34)
------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2001   $ 9.54     $  0.07         $ 3.58       $(0.07)   $(0.74)    $12.38     39.30%    $64,896      1.30%     0.65%
    2000(3) 10.00        0.03          (0.46)       (0.03)       --       9.54     (4.33)     40,554      1.35      0.76
Class A Shares
    2001   $ 9.54     $  0.04         $ 3.58       $(0.05)   $(0.74)    $12.37     38.88%    $ 5,994      1.55%     0.36%
    2000(3) 10.00        0.03          (0.47)       (0.02)       --       9.54     (4.42)      3,305      1.60      0.72
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2001(4)$10.00    $     --         $(1.07)      $(0.06)   $   --     $ 8.87    (10.68)%   $28,530      1.50%    (0.08)%
Class A Shares
    2001(4)$10.00    $  (0.03)        $(1.06)      $(0.06)   $   --     $ 8.85    (10.90)%   $   478      1.75%    (0.66)%
==============================================================================================================================


[table continued]


                       RATIO OF NET
            RATIO OF    INVESTMENT
            EXPENSES   INCOME (LOSS)
           TO AVERAGE   TO AVERAGE
           NET ASSETS    NET ASSETS   PORTFOLIO
           (EXCLUDING   (EXCLUDING    TURNOVER
            WAIVERS)     WAIVERS)       RATE
------------------------------------------------------
GROWTH PORTFOLIO
------------------------------------------------------
Institutional Shares
    2001     1.06%       (0.34)%       106.05%
    2000     1.06        (0.19)         82.69
    1999     1.08         0.10          70.60
    1998     1.07         0.03         131.54
    1997     1.11         0.03         130.69
Class A Shares
    2001     1.31%       (0.60)%       106.05%
    2000     1.31        (0.52)         82.69
    1999     1.33        (0.21)         70.60
    1998     1.32        (0.21)        131.54
    1997     1.36        (0.21)        130.69
------------------------------------------------------
VALUE PORTFOLIO
------------------------------------------------------
Institutional Shares
    2001     1.06%        0.76%        152.24%
    2000     1.09         0.36         102.11
    1999     1.17         0.37         172.09
    1998(1)  1.28         0.54          90.97
Class A Shares
    2001     1.31%        0.52%        152.24%
    2000     1.34         0.10         102.11
    1999     1.42         0.13         172.09
    1998(1)  1.53         0.13          90.97
------------------------------------------------------
TAX-MANAGED EQUITY PORTFOLIO
------------------------------------------------------
Institutional Shares
    2001     1.14%       (0.12)%        28.80%
    2000(2)  1.21        (0.08)         32.30
Class A Shares
    2001     1.39%       (0.32)%        28.80%
    2000(2)  1.49        (0.48)         32.30
------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
------------------------------------------------------
Institutional Shares
    2001     1.33%        0.62%         65.13%
    2000(3)  1.55         0.56          10.86
Class A Shares
    2001     1.58%        0.33%         65.13%
    2000(3)  1.83         0.49          10.86
------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------
Institutional Shares
    2001(4)  1.61%       (0.19)%        69.48%
Class A Shares
    2001(4)  1.93%       (0.84)%        69.48%
======================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
+ Total return does not reflect the sales charge on Class A Shares. Return is for the period indicated and has not been annualized.

    The accompanying notes are an integral part of the financial statements.


                                                                                                                  RATIO OF
             NET                       REALIZED       DISTRIBUTIONS        NET               NET                     NET
            ASSET                         AND      -------------------    ASSET             ASSETS     RATIO OF   INVESTMENT
            VALUE          NET        UNREALIZED       NET      NET       VALUE              END      EXPENSES      INCOME
          BEGINNING    INVESTMENT     GAIN (LOSS)  INVESTMENT REALIZED     END      TOTAL  OF PERIOD  TO AVERAGE  TO AVERAGE
          OF PERIOD      INCOME     ON INVESTMENTS   INCOME     GAIN    OF PERIOD  RETURN+   (000)    NET ASSETS  NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2001  $ 9.35       $  0.58         $ 0.58       $(0.58)   $   --      $ 9.93   12.81%  $160,510      0.65%       6.07%
    2000   10.32          0.55          (0.97)       (0.55)       --        9.35   (4.07)   147,549      0.65        5.70
    1999   10.04          0.60           0.29        (0.60)    (0.01)      10.32    8.60    148,165      0.65        5.46
    1998    9.83          0.56           0.21        (0.56)       --       10.04    8.07    125,936      0.65        5.66
    1997   10.15          0.54          (0.32)       (0.54)       --        9.83    2.31    116,689      0.65        5.48
Class A Shares
    2001  $ 9.35       $  0.56         $ 0.56       $(0.55)   $   --      $ 9.92   12.42%  $  6,740      0.90%       5.81%
    2000   10.31          0.53          (0.96)       (0.53)       --        9.35   (4.22)     6,224      0.90        5.52
    1999   10.04          0.57           0.28        (0.57)    (0.01)      10.31    8.23      2,175      0.90        5.15
    1998    9.83          0.53           0.21        (0.53)       --       10.04    7.78         64      0.90        5.40
    1997   10.15          0.52          (0.32)       (0.52)       --        9.83    2.05         84      0.90        5.20
-----------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2001  $ 9.72       $  0.44         $ 0.44       $(0.45)   $(0.01)     $10.14    9.29%  $ 88,838      0.65%       4.48%
    2000   10.33          0.43          (0.61)       (0.43)       --        9.72   (1.79)    89,445      0.65        4.30
    1999   10.24          0.48           0.10        (0.48)    (0.01)      10.33    5.40     90,115      0.65        4.32
    1998(1)10.00          0.27           0.26        (0.27)    (0.02)      10.24    5.35     85,556      0.65        4.41
Class A Shares
    2001  $ 9.72       $  0.43         $ 0.44       $(0.43)   $(0.01)     $10.15    9.19%  $    729      0.90%       4.24%
    2000   10.33          0.40          (0.61)       (0.40)       --        9.72   (2.03)       215      0.90        4.01
    1999   10.24          0.46           0.10        (0.46)    (0.01)      10.33    5.17        229      0.90        4.07
    1998(1)10.00          0.27           0.26        (0.27)    (0.02)      10.24    5.31         10      0.90        4.15
-----------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2001  $ 1.00        $ 0.06         $   --       $(0.06)   $   --      $ 1.00    6.26%  $115,659      0.40%       6.08%
    2000    1.00          0.05             --        (0.05)       --        1.00    5.04    114,349      0.40        4.91
    1999    1.00          0.06             --        (0.06)       --        1.00    5.30    153,649      0.40        5.17
    1998    1.00          0.05             --        (0.05)       --        1.00    5.41    127,977      0.40        5.29
    1997    1.00          0.05             --        (0.05)       --        1.00    5.21     94,508      0.40        5.08
Class A Shares
    2001  $ 1.00       $  0.06         $   --       $(0.06)   $   --     $  1.00    6.00%  $ 11,994      0.65%       5.83%
    2000    1.00          0.05             --        (0.05)       --        1.00    4.77      8,578      0.65        4.74
    1999    1.00          0.05             --        (0.05)       --        1.00    5.03      6,525      0.65        4.92
    1998    1.00          0.05             --        (0.05)       --        1.00    5.15      6,381      0.65        4.99
    1997    1.00          0.05             --        (0.05)       --        1.00    4.95     71,686      0.65        4.83
=============================================================================================================================

[table continued]

                        RATIO OF NET
             RATIO OF    INVESTMENT
             EXPENSES    INCOME TO
            TO AVERAGE    AVERAGE
            NET ASSETS   NET ASSETS   PORTFOLIO
            (EXCLUDING   (EXCLUDING    TURNOVER
             WAIVERS)     WAIVERS)       RATE
------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO
------------------------------------------------
Institutional Shares
    2001       0.80%         5.92%     16.25%
    2000       0.80          5.55      24.93
    1999       0.80          5.31      76.46
    1998       0.80          5.51      60.78
    1997       0.80          5.33      34.67
Class A Shares
    2001       1.05%         5.66%     16.25%
    2000       1.05          5.37      24.93
    1999       1.05          5.00      76.46
    1998       1.05          5.25      60.78
    1997       1.05          5.05      34.67
------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO
------------------------------------------------
Institutional Shares
    2001       0.82%         4.31%     11.47%
    2000       0.82          4.13       2.42
    1999       0.81          4.16       6.55
    1998(1)    0.82          4.24       9.77
Class A Shares
    2001       1.08%         4.06%     11.47%
    2000       1.07          3.84       2.42
    1999       1.06          3.91       6.55
    1998(1)    1.07          3.98       9.77
------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO
------------------------------------------------
Institutional Shares
    2001       0.60%         5.88%       N/A
    2000       0.60          4.71        N/A
    1999       0.60          4.97        N/A
    1998       0.59          5.10        N/A
    1997       0.68          4.80        N/A
Class A Shares
    2001       0.85%         5.63%       N/A
    2000       0.86          4.53        N/A
    1999       0.85          4.72        N/A
    1998       0.84          4.80        N/A
    1997       0.93          4.55        N/A
================================================


(1) Commenced operations on June 23, 1997. All ratios for the period have been annualized.
(2) Commenced operations on April 30, 1999. All ratios for the period have been annualized.
(3) Commenced operations on September 1, 1999. All ratios for the period have been annualized.
(4) Commenced operations on July 10, 2000. Per share amounts were calculated based on average shares outstanding.
    All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                         GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

1. Organization:

THE GOLDEN OAK FAMILY OF FUNDS are separate investment portfolios of The Arbor Fund (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993_other than those related to organizational matters and the sale of initial shares to SEI Investments Mutual Funds Services (the "Administrator") on October 9, 1992. SEI Investments Management Corporation ("SEI Investments"), a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company. These financial statements relate to the Trust's Golden Oak Growth Portfolio, Golden Oak Value Portfolio, Golden Oak Tax-Managed Equity Portfolio, Golden Oak Small Cap Value Portfolio, Golden Oak International Equity Portfolio, ("the Equity Portfolios"), Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio, ("the Bond Portfolios"), and Golden Oak Prime Obligation Money Market Portfolio ("the Money Market Portfolio"), (together, the "Portfolios"). The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States which require the use of management's estimates. Actual results could differ from these estimates.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Foreign securities in the Golden Oak International Equity Portfolio are valued based on quotations from the primary market in which they are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.

Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue
Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Golden Oak International Equity Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Golden Oak International Equity
Fund accrues such taxes when the related income is earned.

NOTES TO FINANCIAL STATEMENTS (continued)             GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

FOREIGN CURRENCY TRANSLATION -- The books and records of the Golden Oak International Equity Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

o market value of investment securities, other assets and liabilities at the current rate of exchange; and

o purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Golden Oak International Equity Portfolio does not isolate that portion of gains and losses on equity investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities.

The Golden Oak International Equity Portfolio reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

SECURITY TRANSACTIONS AND RELATED INCOME --Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued as earned. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Bond Portfolios are accreted and amortized to maturity using the effective interest method.

REPURCHASE AGREEMENTS -- The Portfolios invest in tri-party repurchase agreements. It is the Trust's policy that securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty.

If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

NET ASSET VALUE PER SHARE -- The net asset value per share of each Portfolio is calculated each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.

CLASSES OF SHARES -- Class specific expenses are borne by that class. Income, expenses and realized and unrealized gains and losses are allocated to the respective classes on the basis of their relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets. Class A Shares bears a class specific 12b-1 fee.

DISTRIBUTIONS -- Distributions from net investment income are declared and paid at least annually to Shareholders of the Golden Oak International Equity Portfolio and quarterly to Shareholders of the remaining Equity Portfolios. Distributions from net investment income for the Money Market Portfolio and the Bond Portfolios are declared daily and paid to Shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are

NOTES TO FINANCIAL STATEMENTS (continued)             GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

charged or credited to paid-in-capital in the period that the difference arises. Accordingly, the International Equity Portfolio reclassified permanent differences, primarily attributable to realized foreign exchange gains and losses, of $162,000 from accumulated net realized gain on foreign currency transactions to undistributed net investment income. In addition, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts for the fiscal year ended January 31, 2001.

                 UNDISTRIBUTED   ACCUMULATED   PAID-IN
                NET INVESTMENT  REALIZED GAIN  CAPITAL
PORTFOLIO        INCOME (000)   (LOSS) (000)    (000)
------------------------------------------------------
Growth               $325        $  (325)         --
Tax-Managed Equity     17         (2,235)     $2,218
Small Cap Value        10         (1,298)      1,288

ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED --On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolios does not expect any material impact on results of operations or financial condition of the Portfolios upon adoption of the provisions of the Guide.

3. Administration and Distribution Agreements:

The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under terms of the Administration Agreement, the Administrator is entitled to a fee that is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each of the Portfolios. There is a minimum annual administration fee of $50,000 for each of the Golden Oak Value Portfolio, Golden Oak Tax-Managed Equity Portfolio, International Equity Portfolio, and the Golden Oak Michigan Tax Free Bond Portfolio.

The Administrator serves as the shareholder servicing agent for the Portfolios. Compensation for this service is paid under the Administration Agreement.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, have entered into a Distribution Agreement (the "Distribution Agreement"). The Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") on behalf of the Class A Shares. The Plan provides for payment to the Distributor at an annual rate of .25% of the average daily net assets for the Class A Shares of each Portfolio.

4. Investment Advisory Agreements:

The Trust has entered into an Investment Advisory Agreement with Citizens Bank (the "Adviser") dated January 28, 1993 under which the Adviser receives an annual fee equal to .34% of the average daily net assets of the Growth, Tax-Managed Equity and Small Cap Value Portfolios, .29% of the first $50 million, .39% of the next $50 million, and .34% of any amount above $100 million of the average daily net assets of the Value Portfolio, .30% of the average daily net assets of the International Equity Portfolio, .50% of the average daily net assets of the Bond Portfolios and .225% of the first $500 million and
 .28% of any amount above $500 million of the average daily net assets of the Money Market Portfolio. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit operating expenses of the Institutional Shares and Class A Shares (exclusive of distribution expenses) to not more than 1.10% of the average daily net assets of the Growth, Value and Tax-Managed Equity Portfolios, 1.35% of the average daily net assets of the Small

NOTES TO FINANCIAL STATEMENTS (continued)             GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

Cap Value Portfolio, 1.50% of the average daily net assets of the International Equity Portfolio, .65% of the average daily net assets of the Bond Portfolios and .40% of the average daily net assets of the Money Market Portfolio. Fee waivers are voluntary and may be terminated at any time.

Wellington Management Company, LLP serves as the investment sub-adviser for the Money Market Portfolio pursuant to a sub-advisory agreement dated January 28, 1993 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .075% of the first $500 million and .02% of any amount above $500 million of the average daily net assets of the Portfolio.

Nicholas-Applegate Capital Management serves as the investment sub-adviser for the Growth and Tax-Managed Equity Portfolios pursuant to a sub-advisory agreement dated August 31, 1995 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .40% of the average daily net assets of the Portfolios.

Systematic Financial Management, L.P. serves as the investment sub-adviser for the Value and Small Cap Value Portfolios pursuant to a sub-advisory agreement dated May 28, 1998 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .45% of the first $50 million, .35% of the next $50 million, and .40% of any amount above $100 million of the average daily net assets of the Value Portfolio and .65% of the average daily net assets of the Small Cap Value Portfolio.

BlackRock International, Ltd. serves as the investment sub-adviser for the International Equity Portfolio pursuant to a sub-advisory agreement dated May 31, 2000, with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .60% of the average daily net assets of the Portfolio.

5. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator and/or Distributor. Such officers and trustee are not compensated by the Trust for serving in their respective roles.

The Trust has paid legal fees to a law firm of which two officers of the Trust and a trustee of the Trust are partners.

The Golden Oak Growth, Value, Small Cap Value, and Intermediate-Term Income Portfolios have entered into agreements with the Distributor to act as an agent in placing repurchase agreements for the Portfolios. For its services, the Distributor received $7,362 for the year ended January 31, 2001.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments during the period ended January 31, 2001, were as follows:

                                                     Inter-
                              Tax-    Small  Inter- mediate- Michigan
                             Managed   Cap  national  Term   Tax Free
             Growth  Value   Equity   Value Equity   Income   Bond
              (000)  (000)    (000)   (000)  (000)    (000)   (000)
---------------------------------------------------------------------
Purchases:
  U.S. Gov't $    -- $    -- $    -- $    -- $    -- $ 5,582 $    --
  Other .....101,874 144,388  10,035  43,910  45,472  26,016  10,036
Sales:
  U.S. Gov't $    -- $    -- $    -- $    -- $    -- $13,427 $    --
  Other ..... 87,061 121,787  21,296  35,972  15,026  11,336  14,554

NOTES TO FINANCIAL STATEMENTS (continued)             GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

At January 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not different from amounts for financial reporting purposes except as noted below. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 2001, for the Equity and Bond Portfolios are as follows:

                                                         Inter-
                                Tax-     Small   Inter- mediate- Michigan
                               Managed    Cap   national  Term   Tax Free
             Growth    Value   Equity    Value   Equity  Income    Bond
              (000)    (000)    (000)    (000)   (000)    (000)   (000)
--------------------------------------------------------------------------
Apprec.
  Securities $ 9,294  $12,687  $15,581  $14,616  $1,574  $3,898   $3,141

Deprec.
  Securities  (8,455)  (1,647)    (102)  (3,922) (2,111) (2,119)    (221)
             -------  -------  -------  -------  ------  ------   ------
Book Net Unrealized
  Apprec.
  (Deprec.)      839   11,040   15,479   10,694    (537)  1,779    2,920
             -------  -------  -------  -------  ------  ------   ------
Less:
  Tax Basis
  Adjustment     248       --       --       60     127      --       --
             -------  -------  -------  -------  ------  ------   ------
Tax Net
  Apprec.
  (Deprec.)  $   591  $11,040  $15,479  $10,634  $ (664) $1,779   $2,920
             =======  =======  =======  =======  ======  ======   ======

Subsequent to October 31, 2000, the following Portfolios had recognized net capital losses that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at January 31, 2002. The Portfolios also had capital loss carry-forwards at January 31, 2001, that can be used to offset future capital gains

                           POST       CAPITAL LOSS
                        10/31/2000     CARRYOVERS
                          CAPITAL       EXPIRING
PORTFOLIO              LOSS DEFERRAL    2005-2008
--------------------------------------------------
Tax-Managed Equity     $   67,839              --
International Equity    1,099,881      $  574,705
Intermediate-Term
    Income                 72,920       2,055,657
Michigan Tax
    Free Bond              16,266              --
Prime Obligation
    Money Market               22          16,043

7. Forward Foreign Currency Contracts:

The Golden Oak International Equity Portfolio enters into forward foreign currency exchange contracts as a hedge against portfolio positions and in connection with portfolio purchases and sales of securities denominated in a foreign currency. Such contracts, which protect the value of the fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contracts were outstanding on January 31, 2001:

                                            In         Unrealized
                        Contracts to     Exchange     Appreciation
                       Deliver/Receive      for      (Depreciation)
Maturity Dates              (000)          (000)         (000)
------------------     ---------------   --------    --------------
FOREIGN CURRENCY SALES
02/02/01           EU         119        $  109            $(2)
05/29/01           JP     106,650         1,000             68
                                         ------            ---
                                         $1,109            $66
                                         ------            ---
FOREIGN CURRENCY PURCHASES
02/02/01 02/06/01  BP         180        $  263            $--
02/02/01           EU         119           109              2
05/29/01           JP     106,650           933             (1)
                                         ------            ---
                                         $1,305            $ 1
                                         ------            ---
                                                           $67
                                                           ===
Currency Legend
----------------
BP -- British Pound   EU -- Euro Dollar   JP -- Japanese Yen

8. Concentration of Credit Risk:

The Money Market Portfolio invests primarily in money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories assigned by a nationally recognized statistical rating organization or, if not rated, are believed by the Sub-Adviser to be of comparable quality. The Bond Portfolios invest primarily in marketable debt instruments. The market value of these investments will change

NOTES TO FINANCIAL STATEMENTS (concluded)             GOLDEN OAK FAMILY OF FUNDS
January 31, 2001

in response to interest rate changes and other factors. During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Golden Oak Michigan Tax Free Bond Portfolio invests in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. The Golden Oak Michigan Tax Free Bond invests primarily in obligations located in Michigan.

9. Common Trust Fund Conversions:

On April 30, 1999, the Citizens Bank -- Jackson Common Equity Fund was converted into Tax-Managed Equity Portfolio.

The assets which consisted of securities and related receivables, were converted on a tax-free basis. The net assets of the fund immediately before the conversion were $45,237,878, which included $31,740,085 of unrealized appreciation. The Golden Oak Tax-Managed Equity Portfolio issued 4,523,788 of Institutional Shares as part of this transaction.

On October 27, 2000, the Citizens Bank -- Iowa Common Trust Fund was converted into the Growth and Value Portfolios. The assets which consisted of securities and related receivables, were converted on a tax-free basis. The net assets of the fund were $9,296,668, which included $4,593,822 of unrealized appreciation.

Of the Iowa Common Trust Fund, net assets of $4,648,334 were converted into each of the Growth and Value Portfolios (of which $2,517,217 and $2,076,605, respectively, was unrealized appreciation). Institutional Shares issued as part of this transaction were 276,128 and 480,746 in the Growth and Value Portfolios, respectively.

10. In Kind Transfers of Securities:

During the year ended January 31, 2001, the Tax-Managed Equity and Small Cap Value Portfolios distributed securities in lieu of cash for Institutional shareholder redemptions. The shareholders received a pro-rata portion of the Tax-Managed Equity and Small Cap Value Portfolio's holdings. The value of the redemption was $3,460,169 and $4,175,659 for the Tax-Managed Equity Portfolio and the Small Cap Value Portfolio, respectively, (of which $2,235,135 and $1,287,845, respectively, was realized gain). Institutional shares of 608,114 and 337,291 were redeemed from the Tax-Managed Equity and Small Cap Value Portfolio, respectively, as a part of this transaction. This transaction was completed following guidelines approved by the Board of Trustees.

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE GOLDEN OAK FAMILY OF FUNDS
                                   (UNAUDITED)

    For the fiscal year ended January 31, 2001, each Portfolio is designating long term capital gains, qualifying dividends, and exempt income with regard to distributions paid during the year as follows:

                                     20% RATE
                                     LONG TERM     ORDINARY     TAX EXEMPT                               FOREIGN
                                   CAPITAL GAINS    INCOME        INCOME         TOTAL                     TAX
                                   DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  QUALIFYING    CREDIT
PORTFOLIO                           (TAX BASIS)   (TAX BASIS)   (TAX BASIS)   (TAX BASIS)  DIVIDENDS(1) (TAX BASIS)
-------------------------------------------------------------------------------------------------------------------
Growth Portfolio                        53%           47%            0%         100%           18%          0%
Value Portfolio                         87%           13%            0%         100%           72%          0%
Tax-Managed Equity Portfolio           100%            0%            0%         100%            0%          0%
Small Cap Value Portfolio                0%          100%            0%         100%           23%          0%
International Equity Portfolio           0%          100%            0%         100%            0%          6%
Intermediate-Term Income Portfolio       0%          100%            0%         100%            0%          0%
Michigan Tax Free Bond Portfolio         3%            0%           97%         100%            0%          0%
Prime Obligation Money Market Portfolio  0%          100%            0%         100%            0%          0%
====================================================================================================================

Please consult your tax advisor for proper treatment of this information.

For shareholders that do not have a January 31, 2001 tax year end, this notice is for informational use only.

None of the Golden Oak Portfolios meet California, Connecticut or New York's statutory requirements to pass through exempt interest dividends from U.S. Government obligations.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                      NOTES

                                      NOTES

                                      NOTES

THE GOLDEN OAK FAMILY OF FUNDS

GROWTH PORTFOLIO

VALUE PORTFOLIO

TAX-MANAGED EQUITY PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

INTERMEDIATE-TERM INCOME PORTFOLIO

MICHIGAN TAX FREE BOND PORTFOLIO

PRIME OBLIGATION MONEY MARKET PORTFOLIO

INVESTMENT ADVISER

Citizens Bank
328 S. Saginaw Street
Flint, Michigan 48502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-545-6331

BY MAIL: Write to us
         Golden Oak Family of Funds
         c/o The Arbor Fund
         P.O. Box 219947
         Kansas City, Missouri 64121-9749

GOK-F-003-05